VARIFLEX

                                                     PROSPECTUS

                                                     JUNE 1, 1995
                                                     AS SUPPLEMENTED
                                                     FEBRUARY 5, 1996


                                                     Also including a prospectus
                                                     for SBL Fund, a Member of
                                                     the Security Benefit Group
                                                     of Companies








                                                     [SBLIC LOGO]

                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                    SOLD BY--
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                   700 SW HARRISON, TOPEKA, KANSAS 66636-0001

                                 (913) 295-3000

     This Prospectus describes the Variflex Variable Annuity Contracts (the "Variflex Contracts" or "Contracts") offered by Security Benefit Life Insurance Company ("SBL"). The Contracts may be issued for use with retirement plans qualified for favorable tax treatment under the Internal Revenue Code, such as pension and profit sharing plans, annuity purchase plans of public school systems and certain tax-exempt organizations, individual retirement plans and individual retirement annuities, and certain deferred compensation plans of state and local governments and with plans and trusts which are not so qualified. This Prospectus offers Contracts which may be purchased with single or multiple purchase payments, with annuity payments commencing immediately or at some later date. The Contracts are offered on both an individual and group basis.

     Variflex Contracts offer Contractowners and Participants the opportunity to arrange for a Variable Annuity, with lifetime or other annuity payments based on the investment performance of one or more Series of Variflex. Variflex, a separate account of SBL, is registered as a unit investment trust and issues eleven separate series--Growth Series, Growth-Income Series (formerly the "Income-Growth Series"), Money Market Series, Worldwide Equity Series (formerly the "High Yield Series"), High Grade Income Series (formerly the "U.S. Government Series"), Social Awareness Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. Each Series reflects the investment results of a corresponding series of SBL Fund ("the Fund"), a registered open-end management investment company.

     Contractowners and Participants may additionally elect to accumulate values and receive all or a portion of the benefits in the form of Guaranteed Annuity payments funded by the General Account assets of SBL.

     Depending on the state where the Contract is sold, it may contain a provision which allows the Contract to be canceled within 10 or more days after receipt of the Contract.

     This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Variflex Contract and Variflex is free and may be obtained by writing SBL at the address above or by calling (913) 295-3112 or (800) 888-2461, extension 3112. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth at the end of this Prospectus.

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ATTACHED  TO  THIS  PROSPECTUS  IS  A  CURRENT  PROSPECTUS  OF  SBL  FUND.  BOTH
PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT AND CERTAIN VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE CONTRACT INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PROSPECTUS DATED: JUNE 1, 1995, AS SUPPLEMENTED FEBRUARY 5, 1996 RETAIN FOR FUTURE REFERENCE
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                                VARIFLEX CONTENTS

                                                                            Page

Glossary of Terms...........................................................  3
Summary of the Contract ....................................................  4
Summary of Expenses ........................................................  5
Condensed Financial Information ............................................  7
  Financial Statements .....................................................  9
Security Benefit Life Insurance Company and Variflex .......................  9
  Security Benefit Life Insurance Company ..................................  9
  Variflex .................................................................  9
SBL Fund ...................................................................  9
  Voting Rights ............................................................ 10
  Substituted Securities ................................................... 10
Variflex Contracts ......................................................... 10
  Purpose of the Contracts.................................................. 10
  Types of Variflex Contracts .............................................. 11
  Contract Application and Purchase Payments ............................... 11
  Allocation of Purchase Payments .......................................... 12
  Crediting of Accumulation Units .......................................... 12
  Dollar Cost Averaging Option.............................................. 12
  Asset Reallocation Option................................................. 12
  Transfer of Contract Value ............................................... 13
  Contract Value............................................................ 13
  Determination of Contract Value........................................... 13
  Contractowner Inquiries .................................................. 14
Charges and Deductions ..................................................... 14
  Contingent Deferred Sales Charge ......................................... 14
  Other Charges ............................................................ 15
  (a) Administrative Fees .................................................. 15
  (b) State Premium Taxes .................................................. 15
  (c) Actuarial Risk Fee ................................................... 15
  (d) Charges for Taxes .................................................... 16
  Sequential Deduction of Fees ............................................. 16
  Variations in Charges .................................................... 16
Distributions Under the Contract ........................................... 16
  Accumulation Period ...................................................... 16
  Full and Partial Withdrawals ............................................. 16
  Systematic Withdrawals ................................................... 17
  Free-Look Right........................................................... 17
  Death Benefit During Accumulation Period ................................. 18
  Loans Available from Certain Qualified Contracts ......................... 18
  Constraints on Distributions from Certain Section 403(b) Annuity Contracts 19
  Taxation of Owners of Two or More Contracts .............................. 19
  Annuity Period ........................................................... 20
  Annuity Provisions ....................................................... 20
  Election of Annuity Commencement Date and Form of Annuity ................ 20
  Allocation of Benefits ................................................... 20
  Optional Annuity Forms ................................................... 21
  Value of Variable Annuity Payments:
    Assumed Investment Rates ............................................... 21
  Restrictions Under the Texas Optional Retirement Program ................. 22
Federal Tax Matters ........................................................ 22
  Qualified Contracts....................................................... 22
  Non-Qualified Contracts................................................... 23
Distributor of the Contracts ............................................... 24
  Performance Information .................................................. 24
The General Account ........................................................ 24
Statement of Additional Information ........................................ 25

THE CONTRACT AND CERTAIN VARIFLEX SERIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.
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2
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                                GLOSSARY OF TERMS
       THE FOLLOWING DEFINITIONS MAY BE USEFUL IN READING THIS PROSPECTUS.
               CERTAIN ADDITIONAL TERMS ARE DEFINED IN THE TEXT.

ACCUMULATION PERIOD--The period from the date Accumulation Units are first purchased under the Contract to the Annuity Commencement Date, or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges or payment of the death benefit.

ACCUMULATION UNIT--Unit of measure used to calculate the value of a Contractowner's or Participant's interest in Variflex during the Accumulation Period. The value of an Accumulation Unit fluctuates with the value of shares of the corresponding series of the underlying Fund.

ANNUITANT--The person designated to receive, or actually receiving, annuity payments under a Variflex Contract.

ANNUITY COMMENCEMENT DATE--The date when annuity payments are to begin.

CONTRACTOWNER--The person or entity entitled to exercise all legal rights of ownership in a Variflex Contract and in whose name the Contract is issued.

CONTRACT DATE--The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial Purchase Payment is credited to the Contract.

CONTRACT DEBT--The unpaid loan balance including accrued loan interest.

CONTRACT VALUE--The total value of the amounts in a Contract allocated to the Series of Variflex and the General Account, as well as any amount set aside in the General Account to secure loans as of any Valuation Date.

CONTRACT YEAR--Each twelve-month period measured from the Contract Date.

GUARANTEED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of the Variflex Separate Account and which is guaranteed by SBL.

GROUP ALLOCATED CONTRACT--A master agreement between the Contractowner and SBL under which a Participant's individual account is established for each person for whom payments are being made under the Plan.

GROUP UNALLOCATED CONTRACT--A Contract between the Contractowner and SBL under which individual accounts are not established for each Participant, but instead, all Accumulation Units are credited to one accumulation account; when a Plan Participant becomes entitled to receive payments under the Plan, the appropriate number of units may be withdrawn to purchase an Annuity.

NON-QUALIFIED   CONTRACT--A  Variflex  Contract  issued  in  connection  with  a retirement plan that does not receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

PARTICIPANT--Any person who is covered under the terms of a group Variflex Contract, and for whom an Annuity is being funded, particularly a person for whom annuity payments have not commenced.

PARTICIPANT'S INDIVIDUAL ACCOUNT--The Participant's allocated share of the value of a Group Allocated Variflex Contract.

PLAN--The document or agreement defining the retirement benefits and those who are eligible to receive them. The Plan is not part of the Variflex Contract and Security Benefit Life Insurance Company is not a party to the Plan.

PURCHASE PAYMENT--A payment made into a Variflex Contract.

QUALIFIED CONTRACT--A Variflex Contract issued in connection with a retirement plan that receives favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

VALUATION DATE--Each date on which Variflex is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD--A period used in measuring the investment experience of each Series of Variflex. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ANNUITY--An Annuity providing payments which vary in dollar amount depending on the investment results of Variflex and the Fund.

VARIFLEX CONTRACTS-401(K) AND 408(K)--A version of the Variflex Contract offered prior to May 1, 1990, to plans that qualify under Section 401(k) and 408(k)(6) of the Internal Revenue Code. The differences between this contract and the currently offered versions of the Variflex Contract qualifying under Section 401(k) and 408(k)(6) of the Code are noted where appropriate.

VARIFLEX INCOME VARIABLE ANNUITY ("VIVA") CONTRACT--A version of the Variflex Contract offered prior to May 1, 1995 that is funded by a single payment, with additional purchase payments allowed during the first Contract Year, pursuant to which annuity payments will commence at some agreed time in the future. The differences between this contract and the currently offered versions of the Variflex Contract are noted where appropriate.

VARIFLEX  CONTRACT--A  contract issued  pursuant to this  Prospectus  which sets
forth  the  obligations  and  contractual   promises  which  SBL  makes  to  the
Contractowner to provide a Guaranteed or Variable Annuity or combination Guaranteed and Variable Annuity in return for Purchase Payments made for allocation in any combination at the discretion of the Contractowner for investment in one or more Series of Variflex or the General Account during the Accumulation Period. Depending on the allocations made by the Contractowner, benefits will be guaranteed (to the extent based on SBL's General Account) or will reflect the investment results of selected Series of SBL Fund. A group Variflex Contract is a master agreement between the Contractowner and the insurance company covering the Participants in a Plan.
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                                                                               3
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                             SUMMARY OF THE CONTRACT

PURPOSE OF THE CONTRACTS

     The objective of a Variable Annuity is to provide benefits which will tend, to a greater degree than a Guaranteed Annuity, to reflect the changes in the cost of living. The Contracts offer Contractowners and Participants the opportunity to arrange for a Variable Annuity with lifetime or other annuity payments based on the investment performance of the investments chosen by the Contractowner or Participant.

     There is no assurance that a Contract's objective will be obtained or that its value will increase. Because a Variable Annuity value is based on investment performance and is not guaranteed, a Variflex Contract entails more risk than traditional guaranteed insurance. There is, however, a General Account option whereby Contractowners or Participants can elect to accumulate values, and receive all or a portion of their benefits in the form of guaranteed payments.

INVESTMENT ALTERNATIVES

     You may choose to invest the payments made under the Contracts in one or more of the eleven separate Variflex Series: Growth Series, Growth-Income Series (formerly the "Income-Growth Series"), Money Market Series, Worldwide Equity Series (formerly the "High Yield Series"), High Grade Income Series (formerly the "U.S. Government Series"), Social Awareness Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. Each of the Series invests exclusively in the shares of a corresponding series of the SBL Fund. Each Series has a different investment objective. (See "SBL Fund," page 9).

PURCHASING A CONTRACT

     Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the SBL home office. The minimum and maximum amount of Purchase Payments vary depending upon the type of Contract purchased. (See "Contract Application and Purchase Payments," page 11 and "Limits on Purchase Payments" in the Statement of Additional Information.)

ALLOCATION AND TRANSFER AMONG
INVESTMENT ALTERNATIVES

     Payments will be allocated to each Variflex Series pursuant to instructions in the application. Changes in the allocation of future Purchase Payments may be made by writing to the SBL home office. However, no allocation will be allowed that would result in less than $25 being allocated to any one Variflex Series.

     Prior to the Annuity Commencement Date, transfers may be made among the Variflex Series. At present, there is no charge for such transfers. Transfers among the Variflex Series, changes in allocation of future Purchase Payments and changes to an existing Dollar Cost Averaging or Asset Reallocation Option may be made by telephone instruction, provided that either the Telephone Transfer section of the application has been completed or a Telephone Transfer Authorization form is on file with SBL. (See "Transfer of Contract Value" on page 13.)

HOW THE DEATH BENEFIT VARIES

     The death benefit will vary depending on your Contract's investment results. For individual and Group Allocated Contracts, in the event of death of the Annuitant during the Accumulation Period, prior to the Annuitant's 76th birthday, the death benefit will equal the greater of the value of the Variflex Contract on the date that proof of death is received by SBL; the value of the Contract on certain Contract Year anniversaries reduced by any subsequent withdrawals; or the total Purchase Payments made, reduced by any withdrawals. In the event of death, on or after the Annuitant's 76th birthday, the death benefit will equal the Contract Value less any applicable contingent deferred sales charge. The death benefit, less any outstanding Contract Debt, will be paid to the beneficiary named in the Contract. Under a Group Unallocated Contract, the death benefit will be determined by the provisions of the Plan. (See "Death Benefit During Accumulation Period" on page 18.)

WITHDRAWALS FROM THE CONTRACT PRIOR TO MATURITY

     Prior to the Annuity Commencement Date, all or part of a Contract's value may be withdrawn upon your written request. In addition to potential losses due to investment risks, your withdrawals may be reduced by any Contract Debt, a contingent deferred sales charge, a 10% penalty tax and income tax. Contracts purchased in connection with retirement plans may be subject to additional withdrawal restrictions imposed by the Plan. (See "Full and Partial Withdrawals" on page 16, "Constraints on Distributions from Certain Section 403(b) Annuity Contracts" on page 19 and "Federal Tax Matters" on page 22.)

HOW ANNUITY PAYMENTS ARE DETERMINED

     There are a number of ways to receive annuity payments. They include monthly payments for a specified number of years, an annuity for life with payments guaranteed for 5, 10, 15 or 20 years, or a joint and survivor annuity. Payments may be received on a fixed basis or on a variable basis. The amount of a variable annuity payment will increase or decrease according to the investment experience of the Variflex Series you select.

CHARGES AND DEDUCTIONS

     An Actuarial Risk Fee is assessed daily against Variflex net assets at an annual rate of 1.2%. Variflex Contracts also provide for certain deductions and charges against the contract. These deductions and charges include a $30
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4

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annual  Administrative  Fee (not  applicable  to all  Contracts),  and any state premium taxes that may be assessed. Additionally, a contingent deferred sales charge may be assessed against certain withdrawals during the first eight Contract Years (declining from 8% in the first Contract Year to 0% in the ninth such year). (See "Charges and Deductions" on page 14.)

FREE-LOOK RIGHT

     The laws of certain states require that Contractowners be given an examination period, generally ten days, within which a Contractowner may return the Contract to SBL's home office. In such cases, SBL will refund payments made, adjusted to the extent permitted by state law, to reflect changes in the value of the applicable Variflex Series during the period the contract was held. (See "Free-Look Right" on page 17.)



                               SUMMARY OF EXPENSES

CONTRACTOWNER TRANSACTION EXPENSES
----------------------------------
 Sales Load Imposed on Purchase (as a percentage of Purchase Payments) ....   0%
 Contingent Deferred Sales Load
 (as a percentage of Purchase Payments or amount withdrawn, as applicable)(1) 8%
 Surrender Fees (as a percentage of amount surrendered, if applicable) ....   0%
 Exchange Fee .............................................................   0

ANNUAL CONTRACT FEE(2) .................................................... $30
-------------------

SEPARATE ACCOUNT ANNUAL FEE (as a percentage of average account value)
---------------------------
 Mortality and Expense Risk Fees........................................... 1.2%
 Account Fees and Expenses................................................. 0.0%
                                                                            ----
 Total Separate Account Annual Expenses ................................... 1.2%
SBL FUND ANNUAL EXPENSES (as a percentage of average net assets)
------------------------

                                                                HIGH                         GLOBAL   SPECIALIZED MANAGED
                                 GROWTH-   MONEY   WORLDWIDE   GRADE     SOCIAL   EMERGING AGGRESSIVE    ASSET    ASSET     EQUITY
                       GROWTH    INCOME    MARKET    EQUITY    INCOME  AWARENESS   GROWTH     BOND    ALLOCATION ALLOCATION INCOME
                     (SERIES A)(SERIES B)(SERIES C)(SERIES D)(SERIES E)(SERIES S)(SERIES J)(SERIES K) (SERIES M)(SERIES N)(SERIES O)
Management Fees ......  .75%      .75%     .50%      1.00%     .75%      .75%      .75%       .75%       1.00%     1.00%     1.00%
Other Expenses (3)....  .09%      .09%     .11%       .34%     .10%      .15%      .13%       .65%        .65%      .65%      .35%
                        ----      ----     ----      -----     ----      ----      ----      -----       -----     -----     -----

Total Annual Expenses.  .84%      .84%     .61%      1.34%     .85%      .90%      .88%      1.40%       1.65%     1.65%     1.35%


(1) The contingent deferred sales load is decreased based on the Contract Year in which the withdrawal is made from 8% in the first Contract Year to 0% in the ninth Contract Year. Variflex Contracts-401(k) and 408(k) are subject to a schedule of charges that has a different rate of decline in the percentage than other Contracts. Under certain circumstances, the contingent deferred sales load may be reduced or waived, including certain annuity options.

(2) The annual Administrative Fee for Variflex Contracts-401(k) and 408(k) is the lesser of 2% of assets valued as of the year end or $30.

(3) The "Other Expenses" of the Global Aggressive Bond, Specialized Asset Allocation, Managed Asset Allocation and Equity Income Series are based on estimated expenses for the fiscal year ending December 31, 1995.

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EXAMPLE:  VARIFLEX CONTRACTS (EXCLUDING VARIFLEX CONTRACTS - 401(K) AND 408(K) )
  If you surrender your contract at the end of the applicable time period:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                       1 Year        3 Years        5 Years       10 Years
                                                                       ------        -------        -------       --------
     GROWTH SERIES...............................................       $103          $128           $159           $256
     GROWTH-INCOME SERIES........................................       $103          $128           $159           $256
     MONEY MARKET SERIES.........................................       $100          $122           $148           $233
     WORLDWIDE EQUITY SERIES.....................................       $108          $142           $184           $306
     HIGH GRADE INCOME SERIES....................................       $103          $129           $160           $257
     SOCIAL AWARENESS SERIES.....................................       $103          $130           $163           $263
     EMERGING GROWTH SERIES......................................       $103          $129           $162           $261
     GLOBAL AGGRESSIVE BOND SERIES...............................       $108          $144            ---            ---
     SPECIALIZED ASSET ALLOCATION SERIES.........................       $111          $151            ---            ---
     MANAGED ASSET ALLOCATION SERIES.............................       $111          $151            ---            ---
     EQUITY INCOME SERIES........................................       $108          $143            ---            ---

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                                                       ------        -------        -------       --------
     GROWTH SERIES...............................................        $23           $70           $119           $256
     GROWTH-INCOME SERIES........................................        $23           $70           $119           $256
     MONEY MARKET SERIES.........................................        $20           $63           $108           $233
     WORLDWIDE EQUITY SERIES.....................................        $28           $85           $144           $306
     HIGH GRADE INCOME SERIES....................................        $23           $70           $120           $257
     SOCIAL AWARENESS SERIES.....................................        $23           $72           $123           $263
     EMERGING GROWTH SERIES......................................        $23           $71           $122           $261
     GLOBAL AGGRESSIVE BOND SERIES...............................        $28           $87            ---            ---
     SPECIALIZED ASSET ALLOCATION SERIES.........................        $31           $94            ---            ---
     MANAGED ASSET ALLOCATION SERIES.............................        $31           $94            ---            ---
     EQUITY INCOME SERIES........................................        $28           $85            ---            ---

EXAMPLE:  VARIFLEX  CONTRACTS - 401(K) AND 408(K) (SOLD PRIOR TO MAY 1, 1990)
-----------------------------------------------------------------------------

  If you surrender your contract at the end of the applicable time period:
     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                                                       ------        -------        -------       --------
     GROWTH SERIES...............................................       $103          $130           $162           $262
     GROWTH-INCOME SERIES........................................       $103          $130           $162           $262
     MONEY MARKET SERIES.........................................       $101          $123           $149           $236
     WORLDWIDE EQUITY SERIES.....................................       $109          $145           $189           $316
     HIGH GRADE INCOME SERIES....................................       $103          $130           $162           $262
     SOCIAL AWARENESS SERIES.....................................       $104          $131           $165           $267
     EMERGING GROWTH SERIES......................................       $104          $131           $164           $266
     GLOBAL AGGRESSIVE BOND SERIES...............................       $109          $145            ---            ---
     SPECIALIZED ASSET ALLOCATION SERIES.........................       $111          $152            ---            ---
     MANAGED ASSET ALLOCATION SERIES.............................       $111          $152            ---            ---
     EQUITY INCOME SERIES........................................       $108          $144            ---            ---

  If you do not surrender your contract:
    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                                                       ------        -------        -------       --------
     GROWTH SERIES...............................................        $23           $71           $122           $262
     GROWTH-INCOME SERIES........................................        $23           $71           $122           $262
     MONEY MARKET SERIES.........................................        $21           $64           $109           $236
     WORLDWIDE EQUITY SERIES.....................................        $29           $88           $149           $316
     HIGH GRADE INCOME SERIES....................................        $23           $71           $122           $262
     SOCIAL AWARENESS SERIES.....................................        $24           $73           $125           $267
     EMERGING GROWTH SERIES......................................        $24           $72           $124           $266
     GLOBAL AGGRESSIVE BOND SERIES...............................        $28           $87            ---            ---
     SPECIALIZED ASSET ALLOCATION SERIES.........................        $31           $95            ---            ---
     MANAGED ASSET ALLOCATION SERIES.............................        $31           $95            ---            ---
     EQUITY INCOME SERIES........................................        $28           $86            ---            ---

     The purpose of the preceding table is to assist Contractowners in understanding the various costs and expenses that a Contractowner will bear directly or indirectly and, thus, the table reflects expenses of both the Variflex separate account and the SBL Fund. The example should not be considered to be a representation of past or future expenses, and the example does not include the deduction of state premium taxes, which in a number of states may be assessed. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Pursuant to the requirements of the Securities and Exchange Commission, any annual contract fee is deducted pro rata from each Series; however, under the contract the annual Administrative Fee is deducted sequentially from the Series as specified under "Sequential Deduction of Fees" in the Prospectus. For a more complete description of the various costs and expenses of the Fund, see the prospectus for SBL Fund.
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
                         CONDENSED FINANCIAL INFORMATION

     The following condensed financial information presents accumulation unit values at the beginning and end of each year as well as ending accumulation units outstanding for Qualified and Non-Qualified Contracts under each Series of Variflex.

                                 1994       1993     1992(D)   1991(B)(C)  1990      1989      1988      1987      1986     1985(A)

QUALIFIED CONTRACTS
-------------------

Growth Series (Series A)
------------------------
  Accumulation unit value:
     Beginning of period        $28.75     $25.59     $23.30    $17.33    $19.45    $14.59    $13.41    $12.77    $12.15    $ 9.98
     End of period              $27.94     $28.75     $25.59    $23.30    $17.33    $19.45    $14.59    $13.41    $12.77    $12.15
  Accumulation units
     outstanding at the end
     of period                 7,723,910  6,900,722  6,640,177 5,420,372 4,616,955 3,191,257 3,032,118 3,620,263 2,475,018 1,433,710

Growth-Income Series (Series B)
-------------------------------
  Accumulation unit value:
     Beginning of period        $32.37     $29.89     $28.47    $20.92    $22.16    $17.46    $14.81    $14.46    $12.28    $ 9.93
     End of period              $31.03     $32.37     $29.89    $28.47    $20.92    $22.16    $17.46    $14.81    $14.46    $12.28
  Accumulation units
     outstanding at the end
     of period                14,312,801 13,236,948 11,381,462 8,753,337 6,449,776 4,613,783 3,388,090 2,932,678 1,628,800   644,172

Money Market Series (Series C)
------------------------------
  Accumulation unit value:
     Beginning of period        $16.48     $16.26     $15.94    $15.27    $14.33    $13.30    $12.56    $11.94    $11.36    $10.65
     End of period              $16.89     $16.48     $16.26    $15.94    $15.27    $14.33    $13.30    $12.56    $11.94    $11.36
  Accumulation units
     outstanding at the end
     of period                 3,578,026  2,680,809  2,373,251 2,161,924 1,913,734 3,216,085 2,774,046   962,056   404,485   219,344

Worldwide Equity Series (Series D)
----------------------------------
  Accumulation unit value:
     Beginning of period        $11.25     $ 8.65     $8.99     $8.07     $10.57    $11.74    $11.33    $12.18    $11.80    $10.31
     End of period              $11.42     $11.25     $8.65     $8.99     $ 8.07    $10.57    $11.74    $11.33    $12.18    $11.80
  Accumulation units
     outstanding at the end
     of period                 9,361,197  5,863,967  2,070,715   917,833   466,703   607,650   633,816   648,066   732,878   314,755

High Grade Income Series (Series E)
-----------------------------------
  Accumulation unit value:
     Beginning of period        $20.52     $18.44     $17.37    $15.04    $14.26    $12.90    $12.17    $12.04    $11.11    $  ---
     End of period              $18.87     $20.52     $18.44    $17.37    $15.04    $14.26    $12.90    $12.17    $12.04    $11.11
  Accumulation units
     outstanding at the end
     of period                 3,891,426  3,731,587  2,912,605 2,255,909 1,673,154 1,403,313 1,037,740 1,013,973   935,218   232,691

Social Awareness Series (Series S)
----------------------------------
  Accumulation unit value:
     Beginning of period        $13.31     $12.04     $10.47    $10.00      ---       ---       ---       ---       ---       ---
     End of period              $12.65     $13.31     $12.04    $10.47      ---       ---       ---       ---       ---       ---
 Accumulation units
     outstanding at the end
     of period                 1,344,063    993,233    513,953   127,699    ---       ---       ---       ---       ---       ---

Emerging Growth Series (Series J)
---------------------------------
  Accumulation unit value:
     Beginning of period        $13.97     $12.44     $10.00      ---       ---       ---       ---       ---       ---       ---
     End of period              $13.10     $13.97     $12.44      ---       ---       ---       ---       ---       ---       ---
  Accumulation units
     outstanding at the end
     of period                 3,947,047  2,131,858    455,105    ---       ---       ---       ---       ---       ---       ---


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 1994       1993     1992(D)   1991(B)(C)  1990      1989      1988      1987      1986     1985(A)

NON-QUALIFIED CONTRACTS
-----------------------

Growth Series (Series A)
------------------------
  Accumulation unit value:
     Beginning of period        $28.74     $25.58     $23.30    $17.32    $19.45    $14.59    $13.41    $12.76    $12.14    $ 9.97
     End of period              $27.92     $28.74     $25.58    $23.30    $17.32    $19.45    $14.59    $13.41    $12.76    $12.14
  Accumulation units
     outstanding at the end
     of period                 1,578,797  1,483,618  1,766,896 1,328,865   952,806   594,856   493,463   664,251   375,309   356,272

Growth-Income Series (Series B)
-------------------------------
  Accumulation unit value:
     Beginning of period        $32.34     $29.87     $28.44    $20.91    $22.16    $17.46    $14.80    $14.45    $12.27    $ 9.92
     End of period              $31.00     $32.34     $29.87    $28.44    $20.91    $22.16    $17.46    $14.80    $14.45    $12.27
  Accumulation units
     outstanding at the end
     of period                 3,515,364  3,262,600  2,560,986 1,774,534 1,293,121 1,000,815   836,735   801,802   480,437   155,927

Money Market Series (Series C)
------------------------------
  Accumulation unit value:
     Beginning of period        $16.48     $16.26     $15.94    $15.28    $14.32    $13.29    $12.55    $11.94    $11.36    $10.64
     End of period              $16.89     $16.48     $16.26    $15.94    $15.28    $14.32    $13.29    $12.55    $11.94    $11.36
  Accumulation units
     outstanding at the end
     of period                 2,475,349  1,913,212  1,031,855 1,000,378   954,107   846,414   853,615   422,130   268,446    85,193

Worldwide Equity Series (Series D)
----------------------------------
  Accumulation unit value:
     Beginning of period        $11.25     $ 8.65      $8.99     $8.07    $10.57    $11.74    $11.33    $12.19    $11.81    $10.31
     End of period              $11.42     $11.25      $8.65     $8.99    $ 8.07    $10.57    $11.74    $11.33    $12.19    $11.81
  Accumulation units
     outstanding at the end
     of period                 2,803,304  2,150,932    678,110   279,878   125,010   211,920   214,723   225,118   242,989   123,980

High Grade Income Series (Series E)
-----------------------------------
  Accumulation unit value:
     Beginning of period        $20.50     $18.42     $17.36    $15.02    $14.25    $12.89    $12.17    $12.03    $11.11    $  ---
     End of period              $18.85     $20.50     $18.42    $17.36    $15.02    $14.25    $12.89    $12.17    $12.03    $11.11
  Accumulation units
     outstanding at the end
     of period                 1,392,830  1,290,268    962,775   784,496   582,285   519,624   419,410   420,483   453,028   135,700

Social Awareness Series (Series S)
----------------------------------
  Accumulation unit value:
     Beginning of period        $13.31     $12.04     $10.47    $10.00      ---       ---       ---       ---       ---       ---
     End of period              $12.66     $13.31     $12.04    $10.47      ---       ---       ---       ---       ---       ---
  Accumulation units
     outstanding at the end
     of period                   543,287    389,861    226,145    98,344    ---       ---       ---       ---       ---       ---

Emerging Growth Series (Series J)
---------------------------------
  Accumulation unit value:
     Beginning of period        $13.96     $12.44     $10.00      ---       ---       ---       ---       ---       ---       ---
     End of period              $13.09     $13.96     $12.44      ---       ---       ---       ---       ---       ---       ---
  Accumulation units
     outstanding at the end
     of period                 1,211,099    610,801     68,338              ---       ---       ---       ---       ---       ---

(a) High Grade Income Series of Variflex was first publicly offered on April 30, 1985.
(b)   Social  Awareness  Series of Variflex was first publicly offered on May 1,
      1991.
(c) Effective May 1, 1991, the investment objective of Worldwide Equity Series of Variflex was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.
(d) Emerging Growth Series of Variflex was first publicly offered on October 1, 1992
(e) Financial information for Global Aggressive Bond, Specialized Asset Allocation, Managed Asset Allocation and Equity Income Series is not included as these Series were not publicly offered until June 1, 1995.
(f) Effective June 1, 1995, the investment objective of Growth-Income Series of Variflex was changed from seeking to provide income with secondary emphasis on capital appreciation to seeking long-term growth of capital with secondary emphasis on income.
--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

     The full financial statements for Variflex and the financial statements of SBL as well as the auditor's reports thereon are in the Statement of Additional Information.

                         SECURITY BENEFIT LIFE INSURANCE
                              COMPANY AND VARIFLEX

SECURITY BENEFIT LIFE INSURANCE COMPANY

     Security Benefit Life Insurance Company ("SBL") is a mutual life insurance company. SBL, which was formed originally as a fraternal benefit society under the laws of Kansas and commenced business February 22, 1892, became a mutual life insurance company under its present name on January 2, 1950. Its home office is 700 Harrison Street, Topeka, Kansas 66636-0001. SBL is licensed in the District of Columbia, and in all states except New York.

VARIFLEX

     Variflex was established by SBL as a separate account on January 31, 1984, and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "Act"). Variflex is designed to provide the funding for Variable Annuities. Under Kansas law, regulation of SBL by the Commissioner of Insurance includes regulation of Variflex. The insurance laws of Kansas under which Variflex was established provide that the assets of Variflex shall not be chargeable with liabilities arising out of any other business which SBL may conduct (except to the extent that the assets of Variflex exceed the reserves and other liabilities of the separate account). Accordingly, Variflex Contracts provide that the income, gains and losses from the assets allocated to Variflex, whether or not realized, are credited to or charged against Variflex without regard to other income, gains, or losses of SBL. The assets of Variflex will thus be held exclusively for the benefit of Contractowners and beneficiaries under the Contracts (and other contracts which may be offered in the future under which net premiums are placed in Variflex and which provide benefits varying in accordance with the investment results of Variflex) to the extent they are entitled to benefits based on Variflex.

     Variflex contains eleven Series--Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Social Awareness Series, Emerging Growth Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, and Equity Income Series. Amounts allocated by Contractowners or Participants to each of these Series are invested, respectively, in Series A, B, C, D, E, S, J, K, M, N and O of SBL Fund (the "Fund"). Additional Series may be added to Variflex at the discretion of SBL.

                                    SBL FUND

     The Fund is a diversified, open-end management investment company. The assets of the Fund are managed by Security Management Company (the "Investment Manager"), the investment adviser to the Fund, under the supervision of the Fund's board of directors.

     The Fund currently issues its shares in eleven separate series: Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N and Series O ("Series"). The assets of each Series are held separate from the assets of other Series, and each Series has different investment objectives and policies. As a result, each Series operates as a separate investment fund. Each Series of Variflex invests solely in a corresponding Series of the Fund.

     SERIES A--Amounts allocated to the GROWTH SERIES of Variflex are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

     SERIES B--Amounts allocated to the GROWTH-INCOME SERIES of Variflex are invested in Series B. Series B seeks long-term growth of capital, with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly referred to as "junk bonds").

     SERIES C--Amounts allocated to the MONEY MARKET SERIES of Variflex are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

     SERIES D--Amounts allocated to the WORLDWIDE EQUITY SERIES of Variflex are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

     SERIES E--Amounts allocated to the HIGH GRADE INCOME SERIES of Variflex are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

     SERIES S--Amounts allocated to the SOCIAL AWARENESS SERIES of Variflex are invested in Series S. The investment objective of Series S is to seek high total return through a combination of income and capital appreciation by investing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

     SERIES J--Amounts allocated to the EMERGING GROWTH SERIES of Variflex are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

     SERIES K--Amounts allocated to the GLOBAL AGGRESSIVE BOND SERIES of Variflex are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly referred to as "junk bonds").

     SERIES M--Amounts allocated to the SPECIALIZED ASSET ALLOCATION SERIES of Variflex are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     SERIES N--Amounts allocated to the MANAGED ASSET ALLOCATION SERIES of Variflex are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

     SERIES O--Amounts allocated to the EQUITY INCOME SERIES of Variflex are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     The Investment Adviser has engaged Lexington Management Corporation, Park 80 West Plaza Two, Saddle Brook, New Jersey 07662, to provide certain investment advisory services to Series D and K of the Fund. The Investment Adviser has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide certain investment advisory services to Series N and
O. The Investment Adviser has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112 and Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404, to provide certain analytic research services with respect to Series M.

     THERE IS NO ASSURANCE THAT ANY OF THESE SERIES WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     ADDITIONAL INFORMATION CONCERNING THE INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES AND THE INVESTMENT ADVISORY SERVICES AND CHARGES CAN BE FOUND IN THE CURRENT PROSPECTUS FOR THE FUND, WHICH IS ATTACHED TO AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS, SINCE THE INVESTMENT PERFORMANCE OF THE SERIES WILL AFFECT THE VARIABLE ANNUITY VALUES.

VOTING RIGHTS

     As the record owner of the Fund shares which represent the assets of Variflex, including the Variflex assets represented by reserves for Annuitants currently receiving Annuity payments, SBL will vote at all Fund shareholder meetings. However, Contractowners will have the right to instruct SBL with respect to such voting. Each Contractowner will receive all Fund periodic reports and proxy materials and a form with which to give voting instructions. A Participant under a group Contract will have no rights with regard to voting or instructing SBL unless the Participant's views are solicited by the Contractowner. It should be noted that the number of votes allocable to a particular Contract will gradually decrease as annuity payments are made during the annuity period.

     In addition, the bylaws of SBL provide that each SBL policyholder, without regard to the number of contracts owned or the amount of each such contract, shall have the right to cast one vote, in person or by proxy, for the election of directors of SBL, and on all other corporate matters brought before its policyholders.

SUBSTITUTED SECURITIES

     If shares of the Fund or any Series should become unavailable for purchase by Variflex, or if in the judgment of SBL further investment in such shares is no longer appropriate in view of the purposes of Variflex, SBL reserves the right, subject to any applicable law, to make certain changes including (i) to substitute therefor shares of another fund or another Series of the Fund; or
(ii) net payments received after a date specified by SBL may be applied to the purchase of shares of such other fund or of another Series of the Fund. In either event, to the extent required by the Act, prior approval by a vote of a majority of the votes to be cast by persons having a voting interest in the Fund shares held in the affected Series within Variflex and the Securities and Exchange Commission shall be obtained.

                               VARIFLEX CONTRACTS

PURPOSE OF THE CONTRACTS

     The Contracts described in this Prospectus may be issued for use with retirement plans and trusts qualified under the Internal Revenue Code of 1986, as amended (the "Code"), for favorable tax treatment ("Qualified Contracts") and for use with plans and trusts which are not so qualified ("Non-Qualified Contracts"). Retirement plans qualified for favorable tax treatment include pension and profit sharing plans qualified under Section 401 or 403(a) of the Internal Revenue Code, annuity purchase plans of public school systems and certain tax-exempt organizations which qualify
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
for tax deferred treatment under Section 403(b) or 403(c) of the Code, individual retirement plans and individual retirement annuities under Section 408 of the Code and deferred compensation plans under Section 457 of the Code. See section entitled "Federal Tax Matters-Qualified Contracts," page 22 for further details.

     The basic objective of the Contracts is to provide a Guaranteed or Variable Annuity or a combination Guaranteed and Variable Annuity. Variable Annuities pursuant to the Contracts are funded by Variflex. The objective of a Variable Annuity is to provide benefits which will tend to a greater degree than a Guaranteed Annuity to reflect the changes in the cost of living. There can be no assurance that this objective will be attained. Annuity payments based on any of the Series of Variflex are not guaranteed and entail more risk to the Annuitant than traditional guaranteed insurance.

     This Prospectus generally describes only the variable aspects of the Variflex Contracts, except where guaranteed aspects are specifically mentioned. For a discussion of the guaranteed investment option and guaranteed benefits available in connection with Variflex Contracts, see "The General Account" on page 24.

     The terms of the Contracts may only be changed by mutual agreement between SBL and each Contractowner, except as described in "Substituted Securities," above, and except for changes required to make the contracts comply with, or give Contractowners the benefit of, any law or regulation issued by a governmental agency to which SBL or the Variflex Contracts are subject.

TYPES OF VARIFLEX CONTRACTS

     Different types of the Contracts are offered by SBL through this Prospectus. The Contracts vary in the amount and timing of the minimum payments, and in various other respects. The different types of Contracts are described below:

     a. Single Payment Immediate Annuity Contract - This type of contract is used for an individual where a single Purchase Payment has been allocated to provide for life contingent annuity payments to commence immediately.

     b. Single and Installment Payment Deferred Annuity Contracts - This type of contract is used for an individual where either a single Purchase Payment (which may be supplemented with additional payments within thirteen months) or periodic Purchase Payments will be made to the individual's account with annuity payments to commence at a later date.

     c. Group Single and Installment Payment Deferred Annuity Contract - This type of contract may be used when Purchase Payments, either single or installment, under group plans are to be accumulated until the retirement date of each Participant. Generally, under a Group Allocated Contract, an Individual Account is established for each Participant for whom payments are being made and normally the benefit at retirement will be determined by the value of the Participant's Individual Account at that time.

     Under a Group Unallocated Contract, the Purchase Payments are applied to acquire Accumulation Units. However, the Accumulation Units are not allocated to the individual Participants but are credited to the Contractowner's accumulation account. When a Participant becomes entitled to receive pension payments under the provisions of the Plan, the appropriate number of Accumulation Units may be withdrawn from the accumulation account by the Contractowner to provide the Participant with an annuity.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

     Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the SBL home office. If the application can be accepted in the form received, the initial Purchase Payment will be credited within two business days after receipt by the SBL home office. If an incomplete application cannot be completed within five days of its receipt, the applicant will be notified of the reasons for the delay and any payments received will be returned immediately unless the applicant specifically consents to have SBL retain them pending completion of the application.

     The Contracts set certain minimum amounts for the initial and subsequent Purchase Payments. For Qualified Contracts, the minimum initial and subsequent payments are $25, except Group Unallocated Contracts, which require a minimum initial payment of $500 and subsequent payments of $25. For Non-Qualified Contracts, the minimum initial payment is $500 and subsequent payments must be at least $25. For Single Payment Immediate and Single Payment Deferred Annuity Contracts, the minimum initial payment is $2,500. The maximum amount of Purchase Payments under Variflex Contracts is $1,000,000, without the prior approval of SBL. These amounts may be changed at the sole discretion of SBL. In addition, SBL reserves the right to terminate any individual or Group Contract for certain specified reasons, including failure of the Contract Value to meet certain specified minimums. (See "Termination of the Contract" in the Statement of Additional Information for a detailed listing of such circumstances.)

     For an Installment Payment Deferred Annuity, Purchase Payments may be made at such intervals as desired, but are usually made on an annual, semiannual, quarterly or monthly basis. The frequency of Purchase Payments may be changed by the Contractowner. If Purchase Payments cease, they may be resumed at a future date, subject to the Annuity Commencement Date requirements. The amount of future Purchase Payments may be increased or decreased on any date a payment is submitted. Submission of a Purchase Payment different from the previous payment will automatically effect an increase or decrease. The number of changes permitted and the maximum payments allowed under the Internal Revenue Code for Qualified Plans vary depending on the type of plan. For a discussion
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                                                                              11
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of those  limitations  see "Limits on Purchase  Payments"  in the  Statement  of
Additional Information. Failure to comply with those limitations may subject the Contract to adverse tax treatment.

ALLOCATION OF PURCHASE PAYMENTS

     The Purchase Payments will be allocated to each Series within Variflex in accordance with the written instructions contained in the application. The Contractowner or Participant may by written instruction to the home office indicate one or more Series to which a specified portion or portions of the Purchase Payment should be applied, except that no allocation is permitted which would result in less than $25 per payment being allocated to any one Series within Variflex. Changes in allocation of future Purchase Payments (with the same $25 minimum per Series) may be made at any time by specific written instruction to the home office or by telephone instruction, provided that a properly completed Telephone Transfer Authorization form is on file with SBL or the Telephone Transfer section of the application has been completed. (See "Transfer of Contract Value" on page 13.)

CREDITING OF ACCUMULATION UNITS

     During the Accumulation Period, when a Purchase Payment is received in its home office, SBL currently credits the entire payment to the Variflex Contract. Amounts allocated to Series of Variflex are credited in the form of Accumulation Units. The number of Accumulation Units that may be purchased for any Series is found by dividing the Purchase Payment allocated to that Series by the Accumulation Unit value for that Series determined at the end of the Valuation Period in which the Purchase Payment is credited. The Accumulation Unit value for each Series is determined as of 3:00 p.m. Central time on each Valuation Date and on any other day in which there is a sufficient degree of trading in the portfolio securities of a Series of the Fund that the Accumulation Unit value of an applicable Series of Variflex might be materially affected.

     The value of an Accumulation Unit in each Series is expected to increase or decrease, reflecting the investment experience of the corresponding Series of the underlying Fund less any deductions for charges or taxes. The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

DOLLAR COST AVERAGING OPTION

     SBL currently offers an option under which Contractowners may dollar cost average their allocations in the Series under the Contract by authorizing SBL to make periodic allocations of Contract Value from any one Series to one or more of the other Series. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Series, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Series will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Series will result in a debiting of a greater number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner must designate whether a specific dollar amount, percentage of Contract Value or earnings only are to be transferred, the Series to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     After SBL has received a Dollar Cost Averaging Request in proper form at its home office, Security Benefit will transfer Contract Value in amounts designated by the Contractowner from the Series from which transfers are to be made to the Series chosen by the Contractowner. The minimum amount that may be transferred to any one Series is $25. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at SBL's home office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, or until Contract Value in the Series from which transfers are made has been depleted. Amounts periodically transferred under this option are not currently subject to any transfer charges.

     A Contractowner may instruct SBL at any time to terminate the option by written request to SBL's home office. In that event, the Contract Value in the Series from which transfers were being made that has not been transferred will remain in that Series unless the Contractowner instructs otherwise. If a Contractowner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Series has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

     Contract Value may also be dollar cost averaged to or from the General Account, provided that such transfers do not violate the restrictions on transfers as described in "The General Account," page 24.

ASSET REALLOCATION OPTION

     SBL currently offers an option under which Contractowners  authorize SBL to
automatically   transfer
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12

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their Contract Value each quarter to maintain a particular percentage allocation among the Series as selected by the Contractowner. The Contract Value allocated to each Series will grow or decline in value at different rates during the quarter, and Asset Reallocation automatically reallocates the Contract Value in the Series each quarter to the allocation selected by the Contractowner. Asset Reallocation is intended to transfer Contract Value from those Series that have increased in value to those Series that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     To elect the Asset Reallocation Option, an Asset Reallocation Request in proper form must be received by SBL at its home office. An Asset Reallocation Request form is available upon request. On the form, the Contractowner must indicate the applicable Series and the percentage of Contract Value which should be allocated to each of the applicable Series each quarter ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Contract Value invested in the Series must be included in the Asset Reallocation Program.

     This option will result in the transfer of Contract Value to one or more of the Series on the date of SBL's receipt of the Asset Reallocation Request in proper form and each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges.

     A Contractowner may instruct SBL at any time to terminate this option by written request to SBL's home office. In that event, the Contract Value in the Series that has not been transferred will remain in those Series regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to SBL's home office. SBL may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. Asset Reallocation is not available for Group Unallocated Contracts.

     Contract Value invested in the General Account may be included in the Asset Reallocation Program, provided that transfers from the General Account do not violate the restrictions on transfers as described in "The General Account," page 24.

TRANSFER OF CONTRACT VALUE

     During the Accumulation Period, the Contractowner or Participant may elect by written notice to the SBL home office to transfer all or any part of the Contract Value invested in a particular Variflex Series to any other Variflex Series. Such transfers (and changes to an existing Dollar Cost Averaging or Asset Reallocation Option) may be made by telephone if a properly completed Telephone Transfer Authorization form, which may be obtained from SBL, is on file with SBL or the Telephone Transfer section of the application has been completed. SBL reserves the right to deny any telephone transfer request. SBL has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. SBL`s procedures require that any person requesting a telephone transfer provide the account and contract number and the owner`s tax identification number and such instructions must be received on a recorded line. Neither SBL nor any of its affiliates will be liable for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was authorized by the Contractowner, or by anyone else who purports to give instructions on his or her behalf, provided that SBLcomplied with its procedures. The frequency of transfers generally is not limited, although SBL reserves the right to limit them as to any individual, or in the future, in general, to not more than once every 30 days. Such transfers are currently made without charge. The telephone transfer privilege may be suspended, modified or discontinued at any time without notice. SBL's policy concerning telephone transfers may require a Contractowner who authorizes telephone transfers to bear the risk of loss from a fraudulent or unauthorized telephone transfer. For a discussion of transfers after the Annuity Commencement Date, see "Allocation of Benefits" on page 20.

CONTRACT VALUE

     The Contract Value is the sum of the amounts under the Contract held in each Series of Variflex and in the General Account, including amounts set aside in the General Account to secure loans.

     On each Valuation Date, the portion of the Contract Value allocated to any particular Series will be adjusted to reflect the investment experience of that Series. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Variflex Series.

DETERMINATION OF CONTRACT VALUE

     The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Series to which Contract Value has been allocated, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Series will be invested in shares of the corresponding Series of the SBL Fund. The investment performance of the Series will reflect increases or decreases in the net asset value per share of the corresponding Series of SBL Fund and any dividends or distributions declared by such Series.
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     Assets  in the  Series  are  divided  into  Accumulation  Units,  which are accounting units of measure used to calculate the value of a Contractowner's interest in a Series. When a Contractowner allocates Purchase Payments to a Series, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Series by the Accumulation Unit value for the particular Series at the end of the Valuation Period in which the Purchase Payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Series. The Accumulation Unit value of each Series is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Series and charges against the Series.

     The Accumulation Unit value of each Series' unit initially was $10. The unit value of a Series on any Valuation Date is calculated by dividing the value of each Series' net assets by the number of Accumulation Units credited to the Series on that date. Determination of the value of the net assets of a Series takes into account the following: (1) the investment performance of the Series, which is based upon the investment performance of the corresponding Series of the SBL Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by SBL for taxes attributable to the operation of the Series, and (4) the Actuarial Risk Fee under the Contract.

CONTRACTOWNER INQUIRIES

     Contractowner inquiries and Purchase Payments should be addressed to Security Benefit Life Insurance Company at its home office, P.O. Box 750497, Topeka, Kansas 66675-0497, or made by calling (913) 295-3112 or (800) 888-2461, extension 3112.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

     No deduction for a sales charge is made from the Purchase Payments for Variflex Contracts. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by SBL on a full or partial withdrawal from the Contracts, to the extent the amount withdrawn is attributable to Purchase Payments made. During the first Contract Year, the withdrawal charge applies against the total amount withdrawn attributable to total Purchase Payments made. Each Contract Year thereafter, a withdrawal charge will not be assessed upon the first withdrawal in the Contract Year of up to 10% of the Contract Value, as of the date of the withdrawal (the "Free Withdrawal Right"). All or any part of the Free Withdrawal Right for that Contract Year that is not applied to the first withdrawal is forfeited. The free withdrawal is not available to Contractowners receiving "systematic withdrawals" as discussed under "Systematic Withdrawals," page 17.

     The Free Withdrawal Right for certain Contracts funding charitable remainder trusts is available immediately and allows free withdrawals to the extent that such withdrawals do not in any Contract Year exceed 10% of the Contract Value on the date of the first withdrawal in that Contract Year. For Group Unallocated Contracts, after the first Contract Year the Contractowner shall be allowed one free withdrawal per calendar month. (Any partial month immediately following a Contract Year anniversary shall be treated as a calendar month for this purpose.) The free withdrawal for such Contracts applies only to the first withdrawal in any calendar month. In any Contract Year, the total free withdrawals from Group Unallocated Contracts cannot exceed 10% of the Contract Value as of the beginning of such Contract Year. All or any part of the free withdrawal for a month that is not applied to the first withdrawal in that month is forfeited and once the 10% level described in the previous sentence is met, the right to any further monthly free withdrawals is forfeited for the remainder of the Contract Year.

     For purposes of determining the withdrawal charge, a withdrawal will be attributed first to Purchase Payments and then will be attributed to earnings, even if the Contractowner elects to redeem amounts allocated to an Account (including the General Account) other than an Account to which Purchase Payments were allocated. The amount of the charge will depend upon the Contract Year in which the withdrawal is made.

     The  applicable   withdrawal  charge  for  the  Contracts  except  Variflex
Contracts-401(k) and 408(k), is as follows, based on the Contract Year in which the withdrawal is made:

              Contract
               Year of         Withdrawal
             Withdrawal          Charge
             ----------          ------
                  1                 8
                  2                 7
                  3                 6
                  4                 5
                  5                 4
                  6                 3
                  7                 2
                  8                 1
             9 and after            0

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     For Variflex  Contracts-401(k) and 408(k), the following withdrawal charges apply:

              Contract
               Year of         Withdrawal
             Withdrawal          Charge
             ----------          ------
                  1                 8
                  2                 8
                  3                 8
                  4                 8
                  5                 7
                  6                 6
                  7                 5
                  8                 4
             9 and after            0

     In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of the Purchase Payments paid under a Contract. In addition, no charge will be imposed (1) upon payment of the death benefit under the Contract (except when the Annuitant is older than age 75 upon the date of death); (2) upon annuity payments under Annuity Options 1, 2, 3, 4 or any similar life contingent payment option that is mutually agreed upon between the Contractowner and SBL; or (3) upon certain systematic withdrawals. The contingent deferred sales charge will be deducted, to the extent applicable, from withdrawals and annuity payments under Annuity Options 5, 6, 7, 8 and other non-life contingent payment options, unless annuity payments extend over a period of at least five years and are made in substantially equal amounts.

     The contingent deferred sales charge will be paid to SBL for its services and expenses relating to the sales of the Contracts, including commissions to sales personnel, the costs of preparing sales literature and other promotional activity. SBL anticipates it will pay the selling broker-dealer or any national banks that sell Variflex a sales commission or fee of not more than 6% of all Purchase Payments. In addition, under certain circumstances, SBL may pay certain broker-dealers persistency bonuses which will take into account, among other things, the length of time and the amount of Purchase Payments held under Variflex Contracts invested in certain Series of Variflex. A persistency bonus is not anticipated to exceed .25%, on an annual basis, of the Contract Values considered in connection with the bonus. If total contingent deferred sales charges realized are not sufficient to pay sales expenses for Variflex Contracts in any one year or in total, SBL will pay the difference from its general account assets, including charges realized from the Actuarial Risk Fee. The Actuarial Risk Fee includes a charge of .10% to cover the risk that sales charges will not cover the costs of these selling expenses. To the extent such amount is not needed to meet sales costs, SBL will realize a gain. SBL anticipates recovering its sales expenses through the contingent deferred sales charge and through .10% of the Actuarial Risk Fee over the life of the contract.

OTHER CHARGES

     (a) Administrative Fees

     Except as noted below, SBL deducts at each calendar year-end from each individual and Group Contract and from each Participant's Individual Account an annual administrative fee ("Administrative Fee") of $30 to cover expenses relating to maintenance of the Contract or account. The Administrative Fee is $30 for all Contracts except the Variflex Contracts-401(k) and 408(k) for which the fee is the lesser of 2% of Contract Value valued as of the calendar year-end or $30. This fee is designed only to reimburse SBL for the expenses of maintaining the Contracts. When a Contract is withdrawn for its full value or where a Contract has been in force for less than a full calendar year, a pro rata annual Administrative Fee will be deducted at the time of the withdrawal or at year-end. The Administrative Fee is deducted both during the Accumulation Period and after annuity payments have commenced; however, no Administrative Fee is charged on life-contingent Single Stipulated Payment Immediate Annuity
Contracts or during any payout under Options 1, 2, 3, 4 or similar life-contingent payment options agreed to by SBL. Once the contract is issued, the amount of the Administrative Fee under that Contract may not be increased by SBL.

     (b) State Premium Taxes

     An amount for state premium taxes (which presently range from 0% to 3.5%) customarily will be deducted when assessed by a given state. In most cases, if the Contract is to be annuitized, the dollar amount of any such tax is assessed and deducted from the Contract Value at the time annuity payments commence. In some states, premium taxes are assessed by the state at the time Purchase Payments are made rather than at the time annuity payments commence. In such states, SBL will pay the tax when assessed and will deduct a pro rata share of the amount of any such tax from any partial withdrawal and any remaining amount of tax from the Contract Value at the time the contract is surrendered or annuity payments commence. SBL, however, reserves the right to deduct the premium tax when assessed.

     (c) Actuarial Risk Fee

     SBL assumes a number of risks under the Variflex Contracts. While Variable Annuity payments will vary in accordance with the investment performance of the selected Series, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of SBL over the expense charges provided for in the Contracts. SBL assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that fees deducted may not prove sufficient to cover its actual costs. In assuming these risks, SBL agrees
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to continue annuity payments under life-contingent  annuity options,  determined in accordance with the annuity tables and other provisions of the Variflex Contracts, to the Annuitant or other payee for as long as he or she may live. In addition, SBL is at risk for the death benefits payable under the Variflex Contracts, to the extent that the death benefit in such cases exceeds the Contract Value.

     For SBL's contractual promise to accept these risks, an Actuarial Risk Fee will be assessed daily against Variflex based on the value of its net assets, at an annual rate of 1.2%. This fee is assessed during the Accumulation Period and the Annuity Period against life-contingent and non-life-contingent options, even though certain of the covered risks are not present in the latter case. Of the 1.2% Actuarial Risk Fee, 0.60% is for mortality risk, 0.10% is for death benefit risk and 0.50% is for expense risk. SBL would realize a gain from such fee to the extent, if any, that the entire amount is not needed to provide for excess annuity payments or to reimburse costs and expenses.

     (d) Charges for Taxes

     Charges may be made against Variflex only as may be appropriate in the future to reimburse SBL for the amount of any tax liability (state or federal) paid or reserved by SBL which results from the maintenance of Variflex. SBL does not currently expect that there will be any charge for such taxes. (See the Statement of Additional Information -- Federal Tax Status of Variflex.)

SEQUENTIAL DEDUCTION OF FEES

     When annual Administrative Fees are deducted from the value of a Contract, they shall be deducted from the Contractowner's Contract value in the Variflex Series in the following order: Money Market Series, High Grade Income Series,Global Aggressive Bond Series, Growth-Income Series, Equity Income Series, Managed Asset Allocation Series, Specialized Asset Allocation Series, Growth Series, Worldwide Equity Series, Social Awareness Series, and Emerging Growth Series, and then from the General Account. The value in each Variflex Series will be depleted before the next Series is charged. This sequence is designed to charge first those account assets which are more liquid or tend to experience less capital fluctuation.

VARIATIONS IN CHARGES

     SBL may reduce or waive the amount of the contingent deferred sales charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL may also reduce or waive the contingent deferred sales charge and administrative charge on Contracts sold to directors, officers and bona fide full-time employees of SBL and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities.

     SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. Additional information about reductions in charges is contained in the Statement of Additional Information.

                        DISTRIBUTIONS UNDER THE CONTRACT

ACCUMULATION PERIOD

Full and Partial Withdrawals

     To the extent permitted by the Plan under the terms of which the Contract was purchased, any Contract or Participant's Individual Account may be withdrawn, in full or partially, during the Accumulation Period, subject to the limitations discussed herein. If any partial withdrawal exceeds 90% of the then current Contract Value of a Participant's Individual Account or an individual Contract, the then current full value may be paid and the account shall be closed or the Contract canceled, respectively. A request for a partial withdrawal under a Contract should specify the allocation of that withdrawal, as applicable, from the General Account and each Series of Variflex. In the absence of specification, SBL will, without further instruction, take the amounts needed to satisfy the withdrawal from the Series in the manner set forth in "Sequential Deduction of Fees," above.

     The proceeds received upon a full withdrawal will be equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by SBL at its home office, minus any pro rata Administrative Fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. To the extent possible, upon a partial withdrawal, any charges will be deducted from the value remaining in the Contract after the Contractowner has received the amount requested.

     Upon receipt of an application for a partial or full withdrawal of a Contract or account signed by the Contractowner, the applicable Accumulation Unit value will be that determined as of the end of the Valuation Period that a proper written request is received in SBL's home office.

     A full or partial withdrawal may subject a Contractowner to adverse tax consequences, including the 10% penalty tax that may be imposed on withdrawals made prior to the Contractowner attaining age 59 1/2. For a discussion of the tax consequences of withdrawals, see "Constraints on Distributions from Certain
Section 403(b)  Annuity  Contracts" on page 19 and "Federal Tax Matters" on page
22.
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16
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     Payment of any withdrawal will be made in cash as soon as practicable,  but in no event later than seven days after a request is received in SBL's home office, subject to postponement (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closing or when trading on such exchange is restricted, (ii) for any period during which an emergency exists as a result of which disposal by Variflex of securities owned by it is not reasonably practicable or it is not reasonably practicable for Variflex fairly to determine the value of its net assets, or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractowners and Participants. The Securities and Exchange Commission shall, by rules and regulations, determine the conditions under which trading shall be deemed to be restricted, and an emergency shall be deemed to exist.

     Except as specified with respect to partial withdrawals exceeding 90%, no partial withdrawal will directly affect future requirements to make Purchase Payments or the maturity date of the Contract or account. Contracts have other provisions which encourage the Contractowner to continue the Contract in times of emergency, including the right to discontinue Purchase Payments for such periods as may be permitted by the Plan and to resume payments at a later date without penalty.

Systematic Withdrawals

     SBL currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect, before the Annuity Commencement Date, to receive systematic withdrawals that are not subject to a contingent deferred sales charge by sending a properly completed Systematic Withdrawal Request form to SBL. Systematic withdrawals are available immediately from VIVA Contracts and generally are available from other Variflex Contracts beginning 37 months after the date that the initial Purchase Payment is credited to the Contract. Systematic withdrawals are available, however, during the first 37 months of a Contract, provided that Contract Value is $40,000 or more at the time the systematic withdrawal request is received by SBL.

     A Contractowner may request that systematic withdrawals be made monthly, quarterly, semiannually, or annually (1) in a fixed amount not to exceed in any Contract Year an amount equal to 10% of Contract Value as of the date of the first systematic withdrawal under the current request; (2) in Level Payments calculated by SBL subject to the 10% limit described in (1) above; (3) for a specified period of at least five years for Variflex Contracts that have been in force 37 months or more, 10 years for other Variflex Contracts and 15 years for VIVA Contracts; (4) of all earnings in the Contract; or (5) calculated according to age recalculation which is described under "Optional Annuity Forms" on page 21.

     Each systematic withdrawal must be at least $25. Upon payment of a systematic withdrawal, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes and, if withdrawals exceed the amounts described in (1) through (5) above, any applicable contingent deferred sales charges. Any systematic withdrawal that equals or exceeds the Contract Value will be treated as a full withdrawal. The Contract will automatically terminate if a systematic withdrawal causes the Contract Value to equal zero.

     Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to the Contractowner's Contract Value in the Variflex Series and the General Account as instructed by the Contractowner. If no instructions are provided, SBL will make systematic withdrawals from the Variflex Series and the General Account in the order set forth under "Sequential Deduction of Fees," on page 16.

     The Free Withdrawal Right discussed under "Charges and Deductions" on page 14 is not available while a Contractowner is receiving systematic withdrawals and systematic withdrawals in excess of the amounts described above are subject to any applicable contingent deferred sales charges. Upon termination of systematic withdrawals, the Free Withdrawal Right will be available in the Contract Year following termination. Systematic withdrawals may be terminated upon proper written request by the Contractowner received by SBL at least 30 days in advance of the requested date of termination.

     The tax consequences of systematic withdrawals, including the 10% penalty tax that may be imposed on withdrawals made prior to the Owner attaining age 59 1/2, should be carefully considered. For a discussion of the tax consequences of withdrawals, see "Constraints on Distributions from Certain Section 403(b) Annuity Contracts" on page 19 and "Federal Tax Matters" on page 22. SBL may, at any time, discontinue, modify or suspend systematic withdrawals.

Free-Look Right

     A Contractowner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Contractowner receives the Contract. The returned Contract will then be deemed void and SBL will refund any Purchase Payments allocated to the General Account plus the Contract Value in the Variflex Series plus any charges deducted from the Series and premium taxes, if any. SBL will refund Purchase Payments allocated to the Series rather than Contract Value in those states that require it to do so.
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                                                                              17
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Death Benefit During Accumulation Period

     If the Annuitant under a Variflex Contract, other than a Group Unallocated Contract, dies during the Accumulation Period, a death benefit will be payable. If the Annuitant's death occurs prior to his or her 76th birthday, the death benefit will be equal to the greater of (a) the Contract Value of the individual Contract or the Participant's Individual Account on the date that proof of death in proper form is received by SBL at its home office, (b) 100% of all Purchase
Payments made reduced by the amount of any partial withdrawals, or (c) the largest Contract Value on any Contract Year anniversary that is a multiple of six, less any partial withdrawals since then. For Contracts which had been in effect for six Contract Years or more as of May 1, 1991, the Contract Value on the Contract Year anniversary immediately preceding May 1, 1991, will be used in lieu of the Contract Value on the sixth Contract Year anniversary in (c) above. For Contracts issued to North Carolina residents, the death benefit is the greater of (a) or (b) above. The death benefit, less any outstanding Contract Debt, will be paid in a lump sum to the beneficiary named in the Contract within two business days of receipt of proof of death in proper form.

     If the Annuitant dies during the Accumulation Period on or after his or her 76th birthday, the beneficiary will receive the Contract Value of the Contract or account less any outstanding Contract Debt and the applicable contingent deferred sales charge.

     In lieu of payment in one lump sum, an individual Contractowner or a Participant under a Group Allocated Contract may elect that the death benefit be applied under any one of the optional annuity forms described on page 21. If the Contractowner or Participant did not make such an election, the beneficiary may do so. The person selecting the optional annuity settlement may also designate contingent beneficiaries to receive any further amounts due, should the first beneficiary die before completion of the specified payments. The manner in which annuity payments to the beneficiary are determined and in which they may vary from month to month are described under "Annuity Period," on page 20.

     The death benefit under a Group Unallocated Contract will be an amount not greater than that under the provisions of the Plan to be paid in the case of the death of the Participant. The death benefit for a Participant cannot exceed the present value of the current accrued portion of the pension benefit payable at the normal retirement date under the Plan for the Participant. If the Plan is being funded by more than one method and/or contract, the maximum death benefit payable under a Variflex Contract will be reduced. In this case of multiple funding, the maximum death benefit will be reduced by multiplying it by the following ratio of "a" divided by "b" where:

     a. is the total value under the Variflex Contract.

     b. is the total of the contract values and/or funds accumulated under all funding methods and/or contracts.

The Contractowner must provide the information to calculate the death benefit before it will be paid and the death benefit amount will be paid as a partial surrender under the Group Unallocated Contract. The partial surrender will be paid without imposition of a contingent deferred sales charge and will not be considered as a free withdrawal.

     For Non-Qualified Contracts issued after January 18, 1985, if the Contractowner dies during the Accumulation Period and before the Annuitant, the entire death benefit with interest will be paid within 5 years of the death of the Contractowner, unless the beneficiary is a natural person and the death benefit is applied under options 1, 2, 3, 5 or 6 on page 21, with the payments extended over a period that does not exceed the life or life expectancy of the beneficiary. The first installment must begin within 12 months of the death of the Contractowner. A spouse who is the sole beneficiary of the Contractowner may elect to become the Contractowner of the Contract with no requirement to begin death benefit distribution. The beneficiary of the death benefit payable upon the death of the Contractowner prior to maturity is the same beneficiary as that designated for the Annuitant's death benefit, unless another beneficiary is designated. If the Contractowner dies on or after the Annuity Commencement Date and before the entire interest in the contract has been distributed, the remaining value in the contract must be distributed at least as rapidly as the method of distribution to the Annuitant.

Loans Available From Certain Qualified Contracts

     The Contractowner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code may borrow money from SBL using his or her Contract Value as the only security for the loan by submitting a written request to SBL. A loan may be taken while the Owner is living and prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000. For Contracts with a Contract Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75% of the Contract Value. For Contracts with Contract Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made or (2) 50% of the
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18

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Contract  Value.  Reference  should  be  made  to the  terms  of the  particular
Qualified Plan for any additional loan restrictions.

     When an eligible Contractowner takes a loan, Contract Value is transferred from the Variflex Series to the General Account in an amount equal to the loan amount into an account called the Loan Account. Amounts allocated to the Loan Account earn interest at the rate of 3.5%, the minimum rate of interest guaranteed under the General Account. In addition, Contract Value is transferred from the Variflex Series to the General Account in an amount equal to the loan amount for loans from Contracts with Contract Value of $20,000 or more or in an amount equal to 1/3 of the loan amount for loans from Contracts with Contract Value of less than $20,000. This Contract Value earns the current rate of interest paid by SBL on General Account assets and is security for the loan.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.5%. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2%.

     Loans must be repaid within five years and before the Annuity Commencement Date, unless Security Benefit determines that the loan is to be used to acquire a principal residence for the Owner, in which case the loan must be repaid within 30 years and before the Annuity Commencement Date. Loan repayments must be made at least quarterly. Loans that are not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the General Account and/or the Series according to the Contractowner's current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. If a loan payment is not received when due, a partial withdrawal equal to the repayment amount due and any applicable withdrawal charge will be made from the Contract and paid to Security Benefit. The portion of the partial withdrawal equal to the unpaid principal due will be deducted from the Contract Value serving as security for the loan and the portion equal to interest due will be deducted from other Contract Value.

     The partial withdrawal may be subject to taxation as a distribution. Contractowners should consult with their tax advisers before requesting a loan.

     While the amount to secure the loan is held in the General Account and the amount of the outstanding loan balance is held in the Loan Account, the Owner forgoes the investment experience of the Series and the current rate of interest on the Loan Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal or upon payment of the death benefit.

     A Contractowner should consult with his or her tax adviser on the effect of a loan.

     The foregoing discussion of Contract loans is general and does not address the tax consequences resulting from all situations in which a person may receive a Contract loan. For plans that are subject to the Employee Retirement Income Security Act ("ERISA"), loans may not be available or may be subject to certain restrictions. A competent tax adviser should be consulted before obtaining a Contract loan.

Constraints on Distributions from Certain Section 403(b)
Annuity Contracts

     The Internal Revenue Code imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b).
Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. Section 403(b)(11) requires that distributions from Section 403(b) annuities that are attributable to employee contributions under a salary reduction agreement not begin before the employee (i) reaches age 59 1/2, (ii) separates from service, (iii) dies, (iv) becomes disabled or (v) incurs a hardship. SBL reserves the right to require satisfactory written proof of the events in items (i) through (v) prior to any distribution from the Contract. Furthermore, distributions of income attributable to such contributions may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying medical expenses, the purchase of a principal residence, or paying certain tuition expenses. A Participant in a Variflex Contract purchased as a Section 403(b) annuity contract will not, therefore, be entitled to exercise the right of withdrawal, including systematic withdrawals, as described in this Prospectus, in order to receive amounts attributable to elective contributions credited to such Participant after December 31, 1988 under the Contract unless one of the foregoing conditions has been satisfied. A Participant's value in a Contract may be able to be transferred to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

Taxation of Owners of Two or More Contracts

     For Contracts entered into on or after October 21, 1988, the Internal Revenue Code provides that all annuity contracts issued by the same life insurance company to the same Contractowner during a twelve-month period shall be treated as one annuity contract for purposes of determining the amount includable in the Contractowner's gross income for amounts that are not received as an annuity. This rule
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                                                                              19

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will  apply  to  a  distribution  received  under  the  Contract,   including  a
distribution by full surrender, or partial withdrawal, or other distribution that is not in the form of a payment received pursuant to an annuity option under the Contract.

ANNUITY PERIOD

Annuity Provisions

     Life-contingent  Variable  Annuity  payments are determined on the basis of
(a) the mortality table (1983 Table a) specified in the contract (except for single payment immediate contracts which contain no tables, but for which annuity rates are available upon request) which generally reflects the age and sex of the Variable Annuitant and the type of annuity payment option selected, and (b) the investment performance of Variflex.

     Pursuant to the U.S. Supreme Court decision in Arizona Governing Committee for Tax Deferral Annuity and Deferred Compensation Plans v. Norris, which held that an employer subject to Title VI of the Civil Rights Act of 1964 may not offer its employees the option of receiving retirement benefits calculated on the basis of sex, Variflex Contracts for Participants in such Plans will offer retirement benefits calculated only on a unisex basis. To the extent that future legislation expands requirements for unisex rates, Variflex Contracts will conform to such requirements.

Election of Annuity Commencement Date and Form of Annuity

     (a) Non-Qualified Contracts

     The date on which annuity payments are to begin and the form of option are elected in the application. A Contract may not be purchased after age 80 and annuity payments must begin no later than age 90, except that for Contracts purchased on or before June 1, 1986, payments must begin no later than age 85. If no such elections are made, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2 set out below, with 120 monthly payments certain. The Annuity Commencement Date of individual and Group Allocated Contracts cannot be less than 37 months after the date the first contribution is credited to the Contract, except for Single Stipulated Payment Immediate Annuity Contracts.

     (b) Qualified Contracts

     For Qualified Contracts, the Annuity Commencement Date cannot be less than 37 months after the date the first contribution is credited to the contract, except for Single Payment Immediate Annuity Contracts.

     Contracts purchased in accordance with Plans qualifying under Section 401 or 403(a) of the Internal Revenue Code provide for annuity payments to begin on the date and under the annuity options provided for in the Plan. Contracts qualifying under Section 408 of the Code provide that annuity payments may not commence without penalty until after the Participant attains age 59 1/2, but no later than age 70 1/2, and that the optional annuity form selected must conform to the distribution requirements of Section 408.

     For contracts qualifying under Section 403(b) of the Code, the date on which annuity payments are to begin and the form of option are elected in the application. The option may be any one of Options 1 through 5 or Option 8 as shown below (provided that distributions under the option comply with the minimum distribution rules of the Code), and the Annuity Commencement Date must be no later than that allowed by law. Distributions from 403(b) contracts must generally begin by the April 1 following the year in which the Annuitant reaches age 70 1/2.

     For Contracts qualifying under Section 403(c) or 457 of the Code, the date on which annuity payments are to begin and the form of option are provided for in the Plan agreement. Changes in such election of option may be made at any time up to 30 days prior to the date on which annuity payments are to begin. Payments under a Contract qualifying under Section 457 of the Code must comply with minimum distribution rules generally applicable to qualified retirement plans.

     If no election of an Annuity Commencement Date is made, SBL reserves the right to automatically begin payments at age 65 (or if age at purchase was over 55, then 10 years after issue) under Option 2, with 120 monthly payments certain.

Allocation of Benefits

     For the Annuity Period, if no election is made to the contrary, the Accumulation Units of each Series in Variflex (held on the Annuity Commencement
Date) will be changed into Variable Annuity Units and applied to provide a Variable Annuity based on that Series.

     In lieu of this automatic allocation of annuity benefits, the Contractowner or Participant may elect to convert his or her Accumulation Units to any other Series in Variflex. After the Annuity Commencement Date, further changes affecting the account allocation may be made only once each calendar year except for contracts receiving payments pursuant to annuity options 5, 6, 7 or 8, the allocation of which may be changed as described under "Transfer of Contract Value" on page 13. Each Contractowner or Participant may convert Variable Annuity Units of one Series into Variable Annuity Units of another Series as discussed above at any time other than the five-day interval prior to and including any annuity payment date.

     No election may be made for any individual unless such election would produce a periodic payment of at least $25 to that individual and if a combination benefit is elected, no election may be made unless the guaranteed and variable payments would each be at least $25.
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Optional Annuity Forms

     The following optional annuity forms are available. Individual factual situations or Plan provisions may vary, however, and special rules not discussed herein may control.

     Option 1 -- Life Income -- Monthly payments will be made during the lifetime of the Annuitant with payments ceasing upon death, regardless of the number of payments received. There is no minimum number of payments guaranteed under this option and it is possible for an Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, or only two if death occurred prior to the third annuity payment due date, etc.

     Option 2 -- Life Income with Guaranteed Payments of 5, 10, 15, or 20 Years -- Monthly payments will be made during the lifetime of the Annuitant with payments made for a stated period of not less than 5, 10, 15, or 20 years, as elected. If, at the death of the Annuitant, payments have been made for less than the stated period, annuity payments will be continued during the remainder of such period to the beneficiary.

     Option 3 -- Unit Refund Life Income -- Monthly payments will be made during the lifetime of the Annuitant. If, at the death of the Annuitant, payments have been made for less than the number of months determined by dividing the amount applied under this Option by the first monthly payment, the remainder of such payments will continue to the beneficiary. The Option guarantees that the annuity units but not necessarily the dollar value applied under a variable payout will be repaid to the Annuitant or his or her beneficiary.

     Option 4 -- Joint and Survivor Annuity -- Monthly payments will be made during the lifetime of the Annuitant and another named Annuitant and thereafter during the lifetime of the survivor, ceasing upon the death of the survivor. There is no minimum number of payments guaranteed under this option and it is possible for only one annuity payment to be made if both Annuitants under the Option died prior to the due date of the second annuity payment, or only two payments if both died prior to the third annuity payment due date, etc.

     Option 5 -- Installment Payments for a Fixed Period -- Monthly payments will be made for a specified number of years. The amount of each payment will be determined by multiplying (a) the Accumulation Unit Value for the day the payment is made, times (b) the result of dividing the number of Accumulation Units applied under this Option by the number of remaining monthly payments. If at the death of the Annuitant, payments have been made for less than the specified number of years, the remaining unpaid payments will be paid to the beneficiary.

     Option 6 -- Installment Payments for a Fixed Amount -- Equal monthly payments will be made until the amount applied, adjusted daily by the investment results, is exhausted. The final payment will be the amount remaining with SBL.

     Option 7 -- Deposit Option -- The amount due under the Contract on the Maturity Date may be left on deposit with SBL for placement in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. This option may not be available under certain Qualified Contracts.

     Option 8 -- IRC Age Recalculation -- Monthly payments will be made until the amount applied to this Option, adjusted daily by the investment results, is exhausted. The amount of monthly payments will be based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and his or her beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year as computed by reference to actuarial tables prescribed by the Treasury Secretary.

     The contingent deferred sales charge, where applicable, will be deducted from annuity payments under Annuity Options 5, 6, 7 and 8 and other non-life contingent payment options mutually agreed to with SBL, except that the contingent deferred sales charge is waived if annuity payments extend over a period of at least 5 years and are made in substantially equal amounts.

     Other Annuity Forms -- Provision may be made for annuity payments in any reasonable arrangement mutually agreed upon.

     If the beneficiary dies while receiving payments certain under Option 2, 3, 5, 6 or 8 above, the present value will be paid in a lump sum to the estate of the beneficiary.

Value of Variable Annuity Payments:
Assumed Investment Rates

     The annuity tables in the Contract which are used to calculate the annuity payments are based on an "assumed investment rate" of 3 1/2%. If the actual investment performance of the particular Series selected is such that the net investment return to Variflex is 3 1/2% per annum, payments will remain constant. If the net investment return exceeds 3 1/2%, the payments will increase and if the return is less than 3 1/2%, the payments will decline. Use of a higher investment rate assumption would mean a higher initial payment but a more slowly rising series of subsequent payments in a rising market (or a more rapidly falling series of subsequent payments in a declining market). A lower assumption would have the opposite effect. Generally, one might expect an equity investment to experience more significant market fluctuations than a debt investment,  and a  longer  term  debt  investment  to  experience  more  market fluctuation  than a shorter term debt  investment.  Thus,  while there can be no certainty, more fluctuation might be expected in the value of Growth, Growth-Income, Worldwide Equity, Social Awareness,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Emerging Growth, Global Aggressive Bond, Equity Income, Specialized Asset Allocation and Managed Asset Allocation Series. The High Grade Income Series should experience a lesser amount of fluctuation, and the Money Market Series should experience the least fluctuation.

     The payment amount will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because the life annuities are expected to be made for a shorter period.

     At the election of the Contractowner, where state law permits, a Single Payment Immediate Annuity Contract with annuity payments commencing immediately may provide annuity benefits based on an assumed investment rate other than 3 1/2%. The annuity rates for Single Payment Immediate Annuity Contracts are available upon request from the home office.

     The method of computing the Variable Annuity payment is described in more detail in the Statement of Additional Information.

Restrictions Under the Texas
Optional Retirement Program

     Plans for participants in the Texas Optional Retirement Program contain restrictions required under the Texas Education Code. In accordance with those restrictions, a participant in such a Plan will not be permitted to make withdrawals prior to such participant's retirement, death or termination of employment in a Texas public institution of higher education.

                               FEDERAL TAX MATTERS

     The following discussion is general and is not intended as tax advice. This discussion does not address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Variflex Contract. Each person should consult a competent tax adviser before making a Purchase Payment. This discussion is based upon SBL's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation, nor does this discussion consider any applicable state or other tax laws.

     The following discusses the taxation of annuities in general. The tax treatment of Variflex is described in the Statement of Additional Information, including diversification requirements imposed on Variflex.

QUALIFIED CONTRACTS

     The Qualified Contracts were designed for use with several types of qualified plans. The tax rules applicable to Participants in such qualified plans vary according to the type of Plan and the terms and conditions of the Plan itself. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment, including the requirement that distributions under the Variflex Contract must satisfy certain minimum distribution requirements. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits under a Contract. The following discussion assumes that Variflex
Contracts are used in retirement plans that qualify for special federal income tax treatment.

     The investment results credited to a Variflex Contract are not taxable to a Participant until benefits are received. At that time there is no distinction made between investment income and realized or unrealized capital gains in determining the amount of taxes payable. Under current federal income tax laws, when annuity payments begin, the total of the after tax payments made by the Participant for a Variflex Contract establishes the Participant's cost basis. A portion of each annuity payment will be treated as a return of the Participant's cost basis, and will not be taxable. The remainder of each payment is taxable. The portion of the payment that is not taxable is determined by multiplying each payment by a fraction, the numerator of which is the Participant's cost and the denominator of which is the total expected payments under the annuity. Once the Participant's cost basis is returned, the entire amount of the payment is taxable as ordinary income.

     For Contracts, issued under a Plan that qualifies under Section 401, 403, 408, or 457 of the Code, the cost basis normally is zero as the Participant will not normally have made any payment with income on which he or she has been previously taxed. If such is the case, the entire amount of the annuity payments is taxable when received as ordinary income. If, on the other hand, the Participant has been taxed previously on amounts paid to the Contract, such amounts become his or her cost basis.

     If a Contract issued under a Plan that qualifies under Section 403(b), 403(c), 408, or 457 of the Code (or a Participant's Individual Account in such a group contract) is fully withdrawn in a lump sum, the entire amount in excess of the Participant's cost basis is taxed as ordinary income to the Participant. For Contracts purchased to fund Section 401 plans, including plans covering self-employed individuals, and 403(a) plans, if a Participant receives his or her withdrawal value in a qualifying lump sum distribution, a special taxation election may be available.

     Early distributions from a Contract under a qualified retirement plan may be subject to 10% additional federal income tax on the amount of the taxable distribution. The general exceptions to this early distribution tax include distributions after age 59 1/2, death, disability, or separation from service after reaching age 55; distributions in the form of substantially equal periodic payments for life; or distributions used to pay deductible medical expenses.
--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
     The provisions of the Retirement Equity Act of 1984 also impose certain requirements with respect to payouts from qualified plans for married Participants and provide certain restrictions involving qualified domestic relations orders.

     Distributions from a Contract issued under Section 403(b) of the Code that are attributable to salary reduction contributions may be limited. (See "Constraints on Distributions from Certain Section 403(b) Annuity Contracts," page 19.)

     Periodic distributions (e.g., annuities and installment payments) from a qualified retirement plan or individual retirement annuity that will last for a period of ten or more years are subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from a qualified retirement plan are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another qualified retirement plan or individual retirement account or annuity.

     In addition, nonperiodic distributions from an individual retirement account or annuity are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

NON-QUALIFIED CONTRACTS

     A Contractowner is not subject to income tax on increases in the Contract Value of the Contract until payments are received under the Contract. Income taxation of benefits received under the Contract, whether received before or after the Annuity Commencement Date, is determined under Section 72 of the Code.

     (a) Distributions before the Annuity Commencement Date.

     A distribution by full or partial withdrawal prior to the Annuity Commencement Date may subject the Contractowner to income tax. For this purpose, a loan under any Contract, or an assignment or pledge (or an agreement to assign or pledge) is considered a distribution prior to maturity.

     If the distribution is by full withdrawal, the Contractowner is taxed on the amount distributed less premiums paid reduced by any prior partial surrenders which were not subject to income tax.

     A distribution by partial withdrawal is deemed to come first from any previously untaxed accumulation and then from principal. The Contractowner is subject to income tax on any previously untaxed accumulation which is distributed.

     Premiums may be paid by means of a tax free exchange of annuity contracts under Section 1035 of the Code. Contracts exchanged under Code Section 1035 after January 18, 1985 will be subject to the annuity income tax rules of
Section 72 of the Code in effect after that date, with exceptions set out in (c) regarding the First-in First-out treatment of pre-August 14, 1982 contracts.

     (b) Distributions after the Annuity Commencement Date

     If payments are received after the Annuity Commencement Date pursuant to an Annuity option, that portion of each payment which represents the Contractowner's investment in the contract is excluded from gross income for income tax purposes. The "investment in the contract" is equal to the total consideration paid for the Contract less any payments under the Contract that were excluded from the individual's gross income. Once the Contractowner's investment in the contract is returned in full, the entire amount of each annuity payment is taxable as ordinary income.

     (c) Penalty tax.

     If there is a taxable distribution from the Annuity, there is a penalty tax equal to 10% of the taxable amount distributed to the extent the taxable distribution is considered to be an early distribution under the annuity contract. The penalty tax does not apply to taxable distributions made as a result of the death or disability of the Contractowner; to distributions made after the Contractowner reaches age 59 1/2; to distributions made under immediate annuities; to distributions made under Optional Annuity Forms 1 or 4, provided the distribution under such plans are substantially equal; and to distributions attributable to premiums paid prior to August 14, 1982. In addition, for contracts issued during the period August 14, 1982 through January 18, 1985 and for additional Purchase Payments to contracts issued prior to August 14, 1982, the penalty tax will not apply to distributions attributable to premiums paid ten (10) years or more prior to the distribution. For this purpose, distributions will be attributed to Purchase Payments on a "First-in First-out" basis (i.e., to the earliest Purchase Payment which has not been fully allocated to prior distributions).

     (d) Withholding.

     All distributions from the Contract are subject to voluntary income tax withholding. The recipient may elect not to have withholding apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTOR OF THE CONTRACTS

     Subject to arrangements with SBL, the Contracts will be sold by independent broker/dealers who are members of the National Association of Securities Dealers, Inc. and who become licensed to sell life insurance and variable annuities for SBL, and by national banks. Variflex Contracts may also be sold by individuals who in addition to being licensed as agents for SBL, are associated persons of Security Distributors, Inc., which is registered as a broker/dealer under the Securities Exchange Act of 1934.

PERFORMANCE INFORMATION

     Performance information for the Series of Variflex may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. All Series except the Money Market Series may advertise "average annual total return" and "total return." The Money Market Series may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Series.

     Average annual total return and total return calculations measure both the net income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the investments underlying the Series for the designated period. Average annual total return will be quoted for periods of 1, 5 and 10 years (up to the life of the Series) ending with a recent calendar quarter. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Series over the designated period. Total return figures are not annualized and represent the actual percentage change over the designated period. Yield is a measure of the net dividend and interest income earned over a specific seven-day period for the Money Market Series expressed as a percentage of the offering price of the Series' units. Yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a one year period. The effective yield for the Money Market Series is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Securities and Exchange Commission. The Money Market Series' effective yield will be slightly higher than its yield due to this compounding effect.

     The Series' units are sold at Accumulation Unit value. The Series' performance figures and Accumulation Unit values will fluctuate. Units of the Series are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Administrative Fee, except total return figures which do not reflect deduction of the Administrative Fee. Redemptions within the first eight years after purchase may be subject to a contingent deferred sales charge that ranges from 8% the first year to 0% after eight years. Yield, effective yield and total return figures do not include the effect of any contingent deferred sales charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Average annual total return figures include the effect of the applicable sales charge that may be imposed at the end of the designated period.

     Although the Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of total return for periods beginning prior to the availability of Variflex contracts that incorporate the performance of the SBL Fund.

     From time to time, performance information for a Series may be compared to the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or other unmanaged indices; other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar and the Variable Annuity Research and Data Service ("VARDS(R)"), widely used independent research firms that rank variable annuities and in the case of Lipper and Morningstar, other investment companies by overall performance, and investment objectives, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and the Consumer Price Index (measure for inflation). Additional information concerning the Series' performance appears in the Statement of Additional Information.

                               THE GENERAL ACCOUNT

     In addition to the eleven Series of Variflex, the Contracts provide an additional General Account option for Qualified and Non-Qualified Contracts during the Accumulation Period and a Guaranteed Annuity Option for Qualified and Non-Qualified Contracts during the Annuity Period. Allocations and transfers to the General Account become part of SBL's General Account, which supports its insurance and annuity obligations.

     Interests in the General Account are not registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the 1933 and 1940 Acts and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus which relates to the General Account or Guaranteed Annuity. Disclosures regarding the General Account and Guaranteed Annuities, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Amounts allocated to the General Account for a Guaranteed Annuity are guaranteed with a fixed rate of interest declared in advance. Excess interest for a period is
--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
declared at the discretion of SBL. Pursuant to Qualified and Non-Qualified Contracts, amounts may be allocated to the General Account in addition to, or in lieu of, allocation to Series of Variflex, subject to the same $25 minimum allocation applicable in the case of Variflex. Amounts allocated to the General Account or for a Guaranteed Annuity are also subject to the annual Administrative Fee. (See "Administrative Fees," page 15).

     Annuity options available for Variable Annuities (see "Optional Annuity Forms," page 21) are also available for Guaranteed Annuities as well as for combined Variable and Guaranteed Annuities. With respect to Option 5 (Fixed Period Option), installment payments under Guaranteed Annuities will be determined by SBL and will reflect an effective yearly interest rate of not less than 2.5%. Under Option 6 (Fixed Installment Option), interest on any unpaid balance allocated to a Guaranteed Annuity will be at least 2.5% per year and the last installment will be the remaining sum left in the General Account for that Contract or account. The Annuity Unit value under a Guaranteed Annuity otherwise remains constant throughout the payout period.

     Any amounts allocated to the General Account during the Accumulation Period will automatically be allocated to provide a Guaranteed Annuity unless an alternative allocation to one or more Series of Variflex is made at least 30 days prior to the Annuity Commencement Date. The annual conversion right during the Annuity Period (see "Allocation of Benefits," page 20) does not include the right to convert Variable Annuity Units of any Series into Guaranteed Annuity Units, nor Guaranteed Annuity Units into any Variable Annuity Unit.

     During the Accumulation Period, a Contractowner or Participant in a Qualified or Non-Qualified Contract may elect, during any Contract Year, to transfer amounts from the General Account to the various Series of Variflex. The amount which may be transferred during any Contract Year is the greatest of (1) $5,000, (2) 1/3 of the Contract Value in the General Account at the time of the first transfer in the Contract Year,or (3) 120% of the dollar amount transferred from the General Account in the prior Contract Year. SBL reserves the right for a period of time to allow transfers from the General Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the General Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the General Account in the prior Contract Year; or (ii) the maximum dollar amount that would have been allowed in the prior Contract Year under the transfer provisions above absent the Waiver Period.

     The frequency of transfers of units from the General Account is not currently limited; however, SBL reserves the right to limit them to no more frequently than once each 30 days. All of the Contract Value of the General Account may be transferred at the final conversion prior to the Annuity Commencement Date.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is a Table of Contents for that Statement:

                                TABLE OF CONTENTS

                                                          Page

THE CONTRACT .............................................  1
     Valuation of Accumulation Units......................  1
     Computation of Variable Annuity Payments ............  1
     Illustration ........................................  2
     Variations in Charges ...............................  2
     Termination of Contract .............................  3
     Group Contracts .....................................  3
PERFORMANCE INFORMATION ..................................  3
ADDITIONAL FEDERAL TAX MATTERS ...........................  5
     Limits on Stipulated Payments
     (Under the Internal Revenue Code) ...................  5
     Taxation of SBL .....................................  5
     Tax Status of the Contracts..........................  5
ASSIGNMENT ...............................................  5
DISTRIBUTION OF THE CONTRACTS ............................  5
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS ...................  6
STATE REGULATION .........................................  6
RECORDS AND REPORTS ......................................  6
LEGAL MATTERS ............................................  6
EXPERTS ..................................................  6
OTHER INFORMATION ........................................  6
FINANCIAL STATEMENTS .....................................  7

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                                                                              25

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies




                                    VARIFLEX
                           Variable Annuity Contracts




Statement of Additional Information
June 1, 1995, as supplemented February 5, 1996
RELATING TO THE PROSPECTUS DATED JUNE 1, 1995, AS SUPPLEMENTED FEBRUARY 5, 1996
(913) 295-3112
(800) 888-2461

SECURITY BENEFIT LIFE INSURANCE COMPANY
A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001




                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                  June 1, 1995
                        As Supplemented February 5, 1996

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the "Contract") offered by Security Benefit Life Insurance Company. You may obtain a copy of the Prospectus dated June 1, 1995, as supplemented February 5, 1996, by calling (913) 295-3112, or writing to Security Benefit Life Insurance Company, 700 SW Harrison, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                TABLE OF CONTENTS

                                                                            Page

The Contract................................................................  1
  Valuation of Accumulation Units...........................................  1
  Computation of Variable Annuity Payments..................................  1
  Illustration..............................................................  2
  Variations in Charges.....................................................  2
  Termination of Contract...................................................  3
  Group Contracts...........................................................  3
Performance Information.....................................................  3
Additional Federal Tax Matters..............................................  5
  Limits on Stipulated Payments (Under the Internal Revenue Code)...........  5
  Taxation of SBL...........................................................  5
  Tax Status of the Contracts...............................................  5
Assignment..................................................................  5
Distribution of the Contracts...............................................  5
Safekeeping of Variflex Account Assets......................................  6
State Regulation............................................................  6
Records and Reports.........................................................  6
Legal Matters...............................................................  6
Experts.....................................................................  6
Other Information...........................................................  6
Financial Statements........................................................  7

THE CONTRACT

     The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

Valuation of Accumulation Units

     The objective of a Variable Annuity is to provide level payments during periods when the market is relatively stable and to reflect as increased payments only the excess investment results following from inflation or an increase in productivity.

     The Accumulation Unit value for a Series on any day is equal to (a) divided by (b), where (a) is the net asset value of the underlying Fund shares of the Series less the Actuarial Risk Fee and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Series at the beginning of that day.

     The value of a contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Series within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Series, and (b) is any pro rata Annual Administrative Fee. During the Accumulation Period, all cash dividends and other cash distributions made to each Variflex Series will be reinvested in additional shares of the appropriate Series of SBL Fund.

Computation of Variable Annuity Payments

     (a) Determination of Amount of First Annuity Payment

     For Annuities under options 1, 2, 3, and 4, the Contracts contain tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of the Contract or participant's Individual Account (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables set out in the Contract. The value of the contract or Participant's Individual Account for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value at the end of the second day preceding the date the first annuity payment is made. For Annuities under these options, any pro rata Administrative Fee is assessed prior to the first annuity payment under such option. For Annuities under options 5, 6, 7, 8 or other mutually agreed upon non-life contingent payment option, the value of the Contract or Participant's Individual Account for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value at the end of the day the annuity payment is made.

     Each deferred annuity Contract contains a provision that the first monthly payment will be not less than the first monthly payment determined on the most favorable mortality risk basis used in determining rates for immediate Variable Annuities then being issued by SBL for the same class of Participants. This provision assures the Annuitants that if, at retirement, the annuity rates then applicable to new immediate annuity contracts are more favorable than those provided in their contracts, they will be given the benefit of the new annuity rates.

     (b) Amount of the Second and Subsequent Annuity Payments

     For Variable Annuities under options 1, 2, 3 and 4, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see "(c)" below) for the day in which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity period and each subsequent payment period. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

     (c) Annuity Unit

     The value of an Annuity Unit of Series A, B, C and D was set at $1.00 on April 1, 1984. The value of an Annuity Unit of Series E was set at $1.00 on
April 25, 1985. The value of an annuity unit of Series S was set at $1.00 on April 23, 1991. The value of an annuity unit of Series J was set at $1.00 on October 1, 1992. The value of an Annuity Unit of Series K, M, N and O was set at $1.00 on June 1, 1995. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the

Net Investment Factor for the second day preceding the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed investment rate of 3 1/2% built into the annuity rates contained in the Contract). The Net Investment Factor of any Series is determined by subtracting 0.00003307502, the Actuarial Risk Fee, from the ratio of (a) to (b) where (a) is the value of a share of the underlying Series of SBL Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by SBL (see "Additional Federal Tax Matters"), and (b) is the value of a share of the underlying Series of SBL Fund at the end of the previous day.

     The formula for daily valuation of annuity units is set forth below:

                                 Dollar Amount of First Monthly Payment
Number of Annuity Units=--------------------------------------------------------
                        Annuity Unit Value for Day on Which First Payment is Due


                   Value of Annuity Unit  Net Investment Factor
Annuity Unit Value=  for Preceding Day x for Second Preceding Day x 0.9999057540


                        Value of a          Dividends or Other
                       Series Share*          Distributions
                       at End of Day   +   During Day Per Share
Net Investment Factor=------------------------------------------ - 0.00003307502
                               Value of a Series Share*
                              at End of the Previous Day


                                                            Annuity Unit Value
Dollar Amount of Second and                                 for Day on Which
Subsequent Annuity Payments  =  Number of Annuity Units  x  Payment is Due


*A share of the underlying Series of SBL Fund.

ILLUSTRATION

     The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an annuitant at the annuity commencement date has credited to his Contract 4,000 Accumulation Units and that the value of an Accumulation Unit at the end of the second day preceding the day on which retirement occurs was $5.13, producing a total value for the contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity, however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

     Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month

     Assume further the value of a Series share was $5.15 at the end of the third day preceding the date of the second annuity payment, that it was $5.17 at the end of the second day preceding the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus
 .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed investment rate (the 3 1/2% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for
the  valuation  period  is  therefore   1.0639727137  which  is  1.0037558112  x
$1.0599915854 (the value at the beginning of the day).

     The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times
1.0639727127 which produces a current monthly payment of $131.96.

VARIATIONS IN CHARGES

     The contingent deferred sales charges or other charges or deductions may be reduced or waived for sales of Variflex Contracts where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment, the amounts of projected Purchase Payments, or that the Contract is sold in connection with a group or sponsored arrangement. SBL will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

     Directors, officers and bona fide full-time employees of Security Management Company, SBL, Security Benefit Group, Inc., SBL Fund, or Security Distributors, Inc.; the spouses, grandparents, parents, children, grandchildren and siblings of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with SBL to sell variable annuities are permitted to purchase contracts with substantial reduction of the contingent deferred sales charges or other administrative charges or deductions. Contracts so purchased are for investment purposes only and may not be resold except to SBL. No sales commission will be paid on such contracts.

TERMINATION OF CONTRACT

     SBL reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the contract value is less than $10,000 after the end of the first contract year, or $20,000 after the end of the third contract year; (2) the Plan pursuant to which the contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth policy year. SBL may also terminate individual and Group Allocated contracts during the accumulation period if certain conditions exist. These conditions are that (1) no purchase payments have been received by SBL for the contract or account for two full years; (2) the combined value of the contract or account in the Separate and General Accounts is less than $2,000; and (3) the value of the contract or account which is allocated to the General Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Variflex Contract may have adverse tax consequences. (See the Prospectus at "Full and Partial Withdrawals," page 16, "Constraints on Distributions from Certain Section 403(b) Annuity Contracts," page 19, and "Federal Tax Matters," page 22.)

GROUP CONTRACTS

     In the case of Group Allocated Variflex Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a participant's individual contract, each participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

PERFORMANCE INFORMATION

     Performance information for the Series of the Variflex Separate Account may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed as yield and effective yield of the Money Market Series, and average annual total return and total return of all Series except the Money Market Series. Current yield for the Money Market Series will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a hypothetical charge reflecting deductions from Contractowner accounts during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. "Effective yield" for the Money Market Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = ((Base Period Return + 1)365/7) - 1

     For the seven-day period ended December 31, 1994, the yield of the Money Market Series was 3.58% and the effective yield of the Series was 3.64%.

     Quotations of average annual total return for any Series of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                   P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Such total return figures reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for Actuarial Risk Fee of the account and the annual administrative fee, although other quotations may be simultaneously given that do not assume a surrender and do not take into account deduction of a contingent deferred sales charge or the annual administrative fee.

     For the 1-, 5- and 10-year periods ended December 31, 1994, respectively, the average annual total return was -13.35%, 4.06% and 8.81% for the Growth Series; -14.57%, 3.61% and 10.27% for the Growth-Income Series (formerly the "Income-Growth Series"); and -9.37%, -2.80% and -2.48% for the Worldwide Equity Series (formerly the High Yield Series). For the 1- and 5-year periods ended December 31, 1994, and the period between April 30, 1985 (date of inception) and December 31, 1994, respectively, the average annual total return was -18.16%, 2.38% and 4.41% for the High Grade Income Series. For the 1-year period ended December 31, 1994 and the period between May 1, 1991 (date of inception) and December 31, 1994, respectively, the average annual total return was -15.32% and 2.40% for the Social Awareness Series. For the 1-year period ended December 31, 1994 and the period between October 1, 1992 (date of inception) and December 31, 1994, respectively, the average annual total return was -16.49% and 7.82% for the Emerging Growth Series. Total return figures for Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series and Equity Income Series are not yet available as these series did not begin operations until June 1, 1995.

     Quotations of total return for any Series of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the Annual Administrative fee and the applicable contingent deferred sales charge.

     For the year ended December 31, 1994, and the period between June 8, 1984 (date of inception) and December 31, 1994, respectively, the total return for the Growth Series was -13.35% and 123.67%.

     Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle of Variflex, the SBL Fund, has been in existence since May 26, 1977. Performance information for Variflex may also include quotations of average annual total return and total return for periods, beginning prior to the availability of Variflex contracts, that incorporate the performance of the SBL Fund.

     Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issuers by investment objectives on an industry-wide basis or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Variable Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Such investment company rating services include the following:
Lipper Analytical Services; VARDS; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.

     Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the

Series of the Fund in which the Series of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

ADDITIONAL FEDERAL TAX MATTERS

LIMITS ON STIPULATED PAYMENTS (UNDER THE INTERNAL REVENUE CODE)

     The amount of the Stipulated Payment may be increased or decreased on any date, and submission of a Stipulated Payment different from the previous payment will automatically effect such an increase or decrease. However, U.S. Treasury Regulations currently permit only one change to a salary reduction agreement in any taxable year for contracts issued to qualify under Section 403(b) of the Internal Revenue Code. Contracts issued under Section 408 of the Code provide that the maximum Stipulated Payment for each Participant for a taxable year shall be $2,000 or other such amount as may become permissible under amended laws. Contracts issued to qualify under Section 408(k) of the Code provide that the maximum annual Stipulated Payment by an employer for each employee shall be $30,000 or such other amount as may become permissible under amended law.

     Contracts issued to qualify under Section 457 of the Code provide that the maximum Stipulated Payment in any taxable year shall be $7,500 for each Participant or such other amount as may become permissible under amended law. Such contracts further provide for an increase in Stipulated Payments for one or more of the Participant's last three taxable years ending before normal retirement age in accordance with the provisions of the applicable Plan agreement.

     Stipulated Payments pursuant to the salary reduction agreements to contracts issued under Section 403(b), 408(k), 401(k) or 457 of the Code that are in excess of $7,000 in a taxable year ($9,500 in the case of Section 403(b) contracts), may be subject to adverse tax treatment.

TAXATION OF SBL

     SBL is taxed as a life insurance company under Part I of Subchapter L of the Code. Since Variflex is not an entity separate from SBL and its operations form a part of SBL, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the Variflex assets are reinvested and are taken into account in determining the contract values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Contract. Under existing federal income tax law, SBL believes that Variflex investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Contract.

TAX STATUS OF THE CONTRACTS

To comply with regulations under Section 817(h) of the Code, the investment of Variflex must be "adequately diversified" in order for the Contracts to qualify as annuity contracts under Section 72 of the code. Variflex, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury which affect how the Fund's assets may be invested. Although the Fund's investment adviser is an affiliate of SBL, SBL does not completely control the Fund, or its investments. However, SBL believes the Fund will meet the diversification requirements and SBL will monitor compliance with this requirement. Thus, SBL believes that the Contracts will be treated as annuity contracts for federal tax purposes.

ASSIGNMENT

     Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 403(b) or 408 of the Internal Revenue Code or the plans of self-employed individuals (either under the HR-10 Act or later acts).

DISTRIBUTION OF THE CONTRACTS

     Subject  to  arrangements  with  SBL,   Variflex   contracts  are  sold  by
independent broker-dealers who are members of the National Association of Security Dealers, Inc., and who become licensed to sell variable annuities for SBL and by national banks. Security Distributors, Inc., acts as the principal underwriter on behalf of SBL for the distribution of the Variflex contracts.

     The Variflex offering is continuous. During the years ended December 31, 1994, 1993, and 1992, SBL received contingent deferred sales and other contract charges from Variflex as follows: $881,215, $545,569 and $540,962, respectively.

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

     All assets of Variflex are held in the custody and safekeeping of SBL. Additional protection for such assets is offered by SBL's blanket fidelity bond presently covering all officers and employees for a total of $5,000,000 per loss.

STATE REGULATION

     As a mutual insurance company organized under the laws of Kansas, SBL (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of SBL for the prior year and its financial condition on December 31 of that year. SBL is subject to a complete examination of its operations, including an examination of the liabilities and reserves of SBL and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

     In addition, SBL is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

RECORDS AND REPORTS

     Reports concerning each Contract will be sent annually to each Contractowner. Contractowners will additionally receive annual and semiannual reports concerning SBL Fund and annual reports concerning Variflex. Contractowners will also receive confirmations of receipt of payments, changes in allocation of payments and conversion of variable Accumulation Units and variable Annuity Units.

LEGAL MATTERS

     Matters of Kansas law pertaining to the validity of the Contracts, including SBL's right to issue the Contracts under Kansas insurance law and its qualification to do so under applicable regulations issued thereunder, have been passed upon by Amy J. Lee, Assistant Counsel of SBL.

EXPERTS

     The financial statements of Security Benefit Life Insurance Company and Variflex included in this Statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

     There have been filed with the Securities and Exchange Commission ("SEC"), Washington, DC, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Variflex Contracts and under the Investment Company Act of 1940, with respect to Variflex. Statements in this Prospectus relating to Variflex and the Variflex Contracts are summaries only. For further information, reference is made to the Registration Statements and the exhibits filed as parts thereof. Copies of the Variflex Contracts also will be on file with the Insurance Commissioner of each state in which SBL is authorized to issue such Contracts.

     There has also been filed with the SEC a Registration Statement with respect to SBL Fund. Further information about the Fund may be obtained from such Registration Statement.

ERNST & YOUNG LLP           One Kansas City Place            Phone: 816 474-5200
                            1200 Main Street
                            Kansas City
                            Missouri 64105-2143


                            Report of Independent Auditors

The Contract Owners of VARIFLEX and
   The Board of Directors of Security
   Benefit Life Insurance Company

We have audited the accompanying balance sheet of VARIFLEX (the Company) as of December 31, 1994, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VARIFLEX at December 31, 1994, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

February 3, 1995

                                       VARIFLEX

                                    Balance Sheet

                                    December 31, 1994
                                 (DOLLARS IN THOUSANDS)

ASSETS
Investments:
  SBL Fund:
    Series A (Growth Series) -- 16,310,317 shares at net asset
      value of $16.00 per share (cost, $293,859)                    $  260,966

    Series B (Income-Growth Series) -- 20,923,884 shares at
      net asset value of $26.54 per share (cost, $578,235)             555,320

    Series C (Money Market Series) -- 8,349,735 shares at net
      asset value of $12.27 per share (cost, $102,090)                 102,451

    Series D (Worldwide Equity Series) -- 27,452,890 shares at
      net asset value of $5.07 per share (cost, $138,284)              139,186

    Series E (High Grade Income Series) -- 8,696,566 shares at
      net asset value of $11.52 per share (cost, $112,210)             100,184

    Series S (Social Awareness Series) -- 1,841,865 shares at
      net asset value of $12.97 per share (cost, $23,454)               23,889

    Series J (Emerging Growth Series) -- 5,034,800 shares at
      net asset value of $13.44 per share (cost, $67,105)               67,668

                                                                  --------------
Total assets                                                        $1,249,664
                                                                  ==============

LIABILITIES AND NET ASSETS
Mortality guarantee payable
Net assets are represented by (NOTE 3):                              $        8
                              NUMBER
                             OF UNITS    UNIT VALUE     AMOUNT
                          ---------------------------------------
Growth Series:
  Accumulation units         9,302,707     $27.93      $259,861
  Annuity Reserves              39,459      27.93         1,102         260,963
                                                      ----------
Income-Growth Series:
  Accumulation units        17,828,165      31.02       553,053
  Annuity reserves              72,887      31.02         2,261         555,314
                                                      ----------
Money Market Series:
  Accumulation units         6,053,375      16.89       102,247
  Annuity reserves              12,109      16.89           204         102,451
                                                      ----------
Worldwide Equity Series:
  Accumulation units        12,164,502      11.42       138,873
  Annuity reserves              27,385      11.42           313         139,186
                                                      ----------
High Grade Income Series:
  Accumulation units         5,284,256      18.87        99,690
  Annuity reserves              26,220      18.87           495         100,185
                                                      ----------
Social Awareness Series:
  Accumulation units         1,887,349      12.65        23,881
  Annuity reserves                 595      12.65             8          23,889
                                                      ----------
Emerging Growth Series:
  Accumulation units         5,158,146      13.10        67,550
  Annuity reserves               8,998      13.10           118          67,668
                                                      --------------------------
Total liabilities and net assets                                     $1,249,664
                                                                    ============

SEE ACCOMPANYING NOTES.

                                    VARIFLEX

                Statement of Operations and Changes in Net Assets

                     Years ended December 31, 1994 and 1993
                                 (IN THOUSANDS)

                                                                              1994
                                       ------------------------------------------------------------------------------------
                                                                                           HIGH
                                                     INCOME-      MONEY      WORLDWIDE     GRADE      SOCIAL     EMERGING
                                         GROWTH      GROWTH       MARKET      EQUITY      INCOME     AWARENESS    GROWTH
                                         SERIES      SERIES       SERIES      SERIES      SERIES      SERIES      SERIES
                                       ------------------------------------------------------------------------------------

Dividend distributions                  $  4,949    $ 13,001    $   1,928    $    133    $  5,565    $   243     $    ---
Expenses (NOTE 2):
  Mortality and expense risk fee          (2,981)     (6,563)      (1,094)     (1,473)     (1,252)      (258)        (657)
  Administrative fee                        (235)     (1,414)        (137)        (69)       (307)       (24)         (18)
                                       ------------------------------------------------------------------------------------
Net investment income (loss)               1,733       5,024          697      (1,409)      4,006        (39)        (675)

Capital gains distributions               41,645      32,121          ---         ---       4,976        112           33
Realized gain (loss) on investments        2,421      19,783          722       9,947      (4,015)       865          512
Unrealized appreciation (depreciation)
  on investments                         (53,256)    (81,207)         707      (8,531)    (14,453)    (1,982)      (2,094)
                                       ------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                   (9,190)    (29,303)       1,429       1,416     (13,492)    (1,005)      (1,549)
                                       ------------------------------------------------------------------------------------

Net increase (decrease) in net assets
  resulting from operations               (7,457)    (24,279)       2,126           7      (9,486)    (1,044)      (2,224)

Net assets at beginning of year          241,939     536,273       75,883      90,268     104,210     18,415       38,326
Variable annuity deposits
  (NOTES 2 AND 3)                        115,575     136,892      142,301      93,464      59,425      9,916       47,812

Terminations and withdrawals
  (NOTES 2 AND 3)                        (88,925)    (93,270)    (117,757)    (44,500)    (53,208)    (3,398)     (16,235)
Annuity payments (NOTES 2 AND 3)            (163)       (294)        (103)        (53)       (755)        (2)         (11)
Net mortality guarantee transfer              (6)         (8)           1         ---          (1)         2          ---
                                       ------------------------------------------------------------------------------------
Net assets at end of year               $260,963    $555,314    $ 102,451    $139,186    $100,185    $23,889     $ 67,668
                                       ====================================================================================

                                                                               1993
                                       ------------------------------------------------------------------------------------
                                                                                          HIGH
                                                      INCOME-     MONEY      WORLDWIDE    GRADE       SOCIAL     EMERGING
                                          GROWTH      GROWTH      MARKET      EQUITY      INCOME     AWARENESS    GROWTH
                                          SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                       ------------------------------------------------------------------------------------

Dividend distributions                  $   2,707    $ 11,517    $  2,078    $     70    $  5,140    $    14     $      2
Expenses (NOTE 2):
  Mortality and expense risk fee           (2,800)     (5,780)       (702)       (556)     (1,078)      (155)        (280)
  Administrative fee                         (202)     (1,268)       (133)        (36)       (223)       (18)         (13)
                                       ------------------------------------------------------------------------------------
Net investment income (loss)                 (295)      4,469       1,243        (522)      3,839       (159)        (291)

Capital gains distributions                 9,087         ---         ---        ---          716        ---          ---
Realized gain (loss) on investments        18,514      24,864      (1,363)      1,968       3,430        343          797
Unrealized appreciation (depreciation)
  on investments                             (438)      7,616         800       9,656         353      1,313        2,350
                                       ------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss) on investments                    27,163      32,480        (563)     11,624       4,499      1,656        3,147
                                       ------------------------------------------------------------------------------------

Net increase (decrease) in net assets
  resulting from operations                26,868      36,949         680      11,102       8,338      1,497        2,856

Net assets at beginning of year           215,762    418,956       55,520      23,792      72,424      8,912        6,512
Variable annuity deposits
  (NOTES 2 AND 3)                         107,229    157,092      111,073      67,191      49,094      9,789       40,629

Terminations and withdrawals
  (NOTES 2 AND 3)                        (107,820)   (76,334)     (91,295)    (11,812)    (25,507)    (1,781)     (11,668)
Annuity payments (NOTES 2 AND 3)              (95)      (387)         (96)         (4)       (138)       ---           (1)
Net mortality guarantee transfer               (5)        (3)           1          (1)         (1)        (2)          (2)
                                       -----------------------------------------------------------------------------------
Net assets at end of year               $ 241,939   $536,273     $ 75,883    $ 90,268    $104,210    $18,415     $ 38,326
                                       ===================================================================================

SEE ACCOMPANYING NOTES.

                                    VARIFLEX

                          Notes to Financial Statements

                           December 31, 1994 and 1993

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

VARIFLEX (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited are invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Income-Growth Series - emphasis on income with secondary emphasis on capital appreciation), Series C (Money Market Series emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of principal), Series S (Social Awareness Series - emphasis on high total return) and Series J (Emerging Growth Series - emphasis on capital appreciation).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, a wholly-owned subsidiary of Security Benefit Group, Inc., a wholly-owned subsidiary of SBL.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date.

                                    VARIFLEX

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold were as follows:

               COST OF         PROCEEDS         COST OF         PROCEEDS
              PURCHASES       FROM SALES       PURCHASES       FROM SALES
             -------------------------------------------------------------
                                    (IN THOUSANDS)

Series A      $169,533        $  99,674        $124,385         $116,289
Series B       191,017          110,544         179,406           94,566
Series C       149,838          124,699         116,302           95,376
Series D       101,635           54,135          69,298           14,445
Series E        78,424           63,985          57,406           29,399
Series S        10,755            4,165          10,376            2,527
Series J        51,005           20,083          42,191           13,522

ANNUITY RESERVES

Annuity reserves relate to contracts which have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables, using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

                                    VARIFLEX

2.  VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts an administrative fee of $30 per year for each contract. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.2% of the asset value of each contract, of which 0.7% is for assuming mortality risks and the remainder is for assuming expense risks.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

A contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first year to 1% in the eighth year. Such surrender charges and other contract charges totaled $881,215 and $545,569 for 1994 and 1993, respectively.

3.  SUMMARY OF UNIT TRANSACTIONS

Unit transactions during the period from August 15, 1994 to December 31, 1994 were as follows:

                                                             UNITS
                                                --------------------------------
                                                     1994             1993
                                                --------------------------------
                                                         (IN THOUSANDS)
Growth Series:
  Variable annuity deposits                          4,110             4,016
  Terminations, withdrawals and annuity payments     3,184             4,033
Income-Growth Series:
  Variable annuity deposits                          4,377             5,093
  Terminations, withdrawals and annuity payments     3,046             2,540
Money Market Series:
  Variable annuity deposits                          8,552             6,793
  Terminations, withdrawals and annuity payments     7,090             5,605
Worldwide Equity Series:
  Variable annuity deposits                          8,007             6,452
  Terminations, withdrawals and annuity payments     3,841             1,175
High Grade Income Series:
  Variable annuity deposits                          3,080             2,437
  Terminations, withdrawals and annuity payments     2,848             1,286
Social Awareness Series:
  Variable annuity deposits                            772               789
  Terminations, withdrawals and annuity payments       268               145
Emerging Growth Series:
  Variable annuity deposits                          3,686             3,115
  Terminations, withdrawals and annuity payments     1,263               894

ERNST & YOUNG LLP           One Kansas City Place            Phone: 816 474-5200
                            1200 Main Street
                            Kansas City
                            Missouri 64105-2143




                         Report of Independent Auditors


The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying balance sheets of Security Benefit Life Insurance Company (the Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Benefit Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Kansas Insurance Department.

                                                               ERNST & YOUNG LLP

February 3, 1995

                     Security Benefit Life Insurance Company

                                 Balance Sheets

                                                                                              DECEMBER 31
                                                                                        1994              1993
                                                                                   ----------------------------------
                                                                                            (In Thousands)
ASSETS
Investments (Note 2):
   Fixed maturities, at amortized cost (fair value:
     1994 - $1,987,040; 1993 - $2,072,553)                                             $2,160,550       $2,026,884

   Equity securities:
     Preferred stock, at cost (fair value: 1994 - $6,423;
       1993 - $5,786)                                                                       5,979            4,950
     Common stock, at fair value (cost: 1994 - $2,509;
       1993 - $2,802)                                                                       3,071            4,279
                                                                                   ----------------------------------
                                                                                            9,050            9,229

   Affiliated entities (Note 5)                                                            21,028           21,013

   Mortgage loans                                                                          90,509           80,104

   Real estate, less accumulated depreciation
     (1994 - $10,821; 1993 - $10,197):
       Home office properties                                                               9,953           10,151
       Investment properties                                                               14,576           16,116
                                                                                   ----------------------------------
                                                                                           24,529           26,267

   Policy loans                                                                            92,130           86,551
   Short-term investments                                                                  50,406           29,602
   Other invested assets                                                                   27,402           12,917
                                                                                   ----------------------------------
Total investments                                                                       2,475,604        2,292,567

Cash and certificates of deposit                                                           10,820            4,486
Premiums deferred and uncollected                                                           9,101            9,700
Investment income due and accrued                                                          25,857           25,280
Other assets                                                                               14,088           11,394
Separate account assets (Note 3)                                                        1,517,627        1,395,518
                                                                                   ----------------------------------
                                                                                       $4,053,097       $3,738,945
                                                                                   ==================================

                                                                                              DECEMBER 31
                                                                                        1994              1993
                                                                                   ----------------------------------
                                                                                            (In Thousands)
LIABILITIES AND SURPLUS
Policy reserves:
   Life                                                                                $  355,338       $  343,723
   Annuity                                                                              1,927,591        1,773,040
   Accident and health                                                                      1,204            1,360
   Policy proceeds left at interest                                                        19,600           21,910
                                                                                   ----------------------------------
                                                                                        2,303,733        2,140,033

Policy and contract claims                                                                  8,058           11,894
Other policyholders' funds:
   Dividend accumulations                                                                  19,697           20,075
   Dividends payable in subsequent year                                                     2,787            2,832
   Premium deposit funds and other                                                          2,446            2,262
                                                                                   ----------------------------------
                                                                                           24,930           25,169

Other liabilities, including income taxes of
   $3,111 in 1994 and $1,210 in 1993                                                       13,203            7,012
Investment reserve                                                                         27,834           24,876
Interest maintenance reserve                                                                6,986            5,658
Separate account liabilities (Note 3)                                                   1,517,627        1,395,518
                                                                                   ----------------------------------
Total liabilities                                                                       3,902,371        3,610,160

Commitments and contingencies (Notes 6 and 11)

Surplus:
   Contingency surplus                                                                     35,771           33,219
   Unassigned surplus                                                                     114,955           95,566
                                                                                   ----------------------------------
Total surplus                                                                             150,726          128,785
                                                                                   ----------------------------------
                                                                                       $4,053,097       $3,738,945
                                                                                   ==================================

See accompanying notes.

                     Security Benefit Life Insurance Company

                             Statement of Operations

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Revenues:
   Individual life premiums                                          $ 49,837          $ 59,373         $ 64,512
   Annuity considerations and deposits                                530,530           467,396          413,054
   Group life and health premiums                                      18,435            15,632           13,878
   Reinsurance premiums                                                   944               988              452
   Amortization of interest maintenance reserve                         1,077               804              914
   Net investment income (Note 2)                                     173,391           172,879          174,557
   Other income                                                        27,972            26,431           27,570
                                                                 ----------------------------------------------------
Total revenues                                                        802,186           743,503          694,937

Benefits and expenses:
   Death benefits                                                      29,368            34,990           27,960
   Annuity benefits                                                    17,765            26,661           22,765
   Accident and health and disability benefits                          2,177             2,912            1,650
   Surrender benefits                                                 294,105           244,636          192,107
   Increase in reserves and funds for all policies                    333,749           319,457          339,387
   Other benefits                                                      12,126            13,407           12,132
   Commissions                                                         39,059            41,116           39,915
   Other insurance operating expenses                                  31,994            29,226           30,007
                                                                 ----------------------------------------------------
Total benefits and expenses                                           760,343           712,405          665,923
                                                                 ----------------------------------------------------

Gain from operations before dividends to
   policyholders, federal income taxes and
   realized capital losses                                             41,843            31,098           29,014
Dividends to policyholders                                              2,689             2,725            2,834
                                                                 ----------------------------------------------------
Gain from operations before federal income
   taxes and realized capital losses                                   39,154            28,373           26,180

Federal income taxes (Note 8)                                          10,678             4,569            4,316
                                                                 ----------------------------------------------------
Gain from operations before realized
   capital losses                                                      28,476            23,804           21,864

Realized capital losses, net (Note 2)                                  (1,122)           (3,280)          (2,836)
                                                                 ----------------------------------------------------
Net income                                                           $ 27,354          $ 20,524         $ 19,028
                                                                 ====================================================

See accompanying notes.

                     Security Benefit Life Insurance Company

                              Statements of Surplus

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Balance at beginning of year                                         $128,785          $106,000         $ 83,290

Add (deduct):
   Net income                                                          27,354            20,524           19,028
   Decrease (increase) in investment reserves                          (2,958)           (4,854)           1,092
   Unrealized gain on investments                                         546             6,027            2,068
   Other                                                               (3,001)            1,088              522
                                                                 ----------------------------------------------------
                                                                       21,941            22,785           22,710
                                                                 ----------------------------------------------------
Balance at end of year                                               $150,726          $128,785         $106,000
                                                                 ====================================================

See accompanying notes.

                     Security Benefit Life Insurance Company

                            Statements of Cash Flows

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
OPERATING ACTIVITIES
Net income                                                           $   27,354        $   20,524       $   19,028
Adjustments to reconcile net income to net
   cash provided by operating activities:
     Increase in investment income due and
       accrued                                                             (577)           (4,147)          (1,169)
     Increase in policy reserves                                        163,700           138,931          201,150
     Accretion of discount on investments                                (3,580)           (5,135)         (21,280)
     Amortization of premium on investments                              15,623            16,440           19,855
     Other                                                                1,529           (16,820)           5,794
                                                                 ----------------------------------------------------
Net cash provided by operating activities                               204,049           149,793          223,378

INVESTING ACTIVITIES
Investments sold or matured:
   Fixed maturities                                                     460,070         1,251,398        1,762,236
   Equity securities                                                      3,830             2,103            2,737
   Mortgage loans                                                        20,432            16,969           17,562
   Real estate                                                            2,782             1,293            2,300
   Short-term investments                                               834,082         2,416,685        1,829,730
   Other invested assets                                                  3,602             2,458            1,329
                                                                 ----------------------------------------------------
                                                                      1,324,798         3,690,906        3,615,894

Acquisition of investments:
   Fixed maturities                                                     606,368         1,403,541        2,024,000
   Equity securities                                                      4,627               741            3,631
   Mortgage loans                                                        33,516            12,021            7,043
   Real estate                                                              554               448            2,318
   Short-term investments                                               854,833         2,426,336        1,789,021
   Other invested assets                                                 17,036               875            1,583
                                                                 ----------------------------------------------------
                                                                      1,516,934         3,843,962        3,827,596
Net increase in policy loans                                             (5,579)           (2,212)          (4,565)
                                                                 ----------------------------------------------------
Net cash used in investing activities                                  (197,715)         (155,268)        (216,267)
                                                                 ----------------------------------------------------

Increase (decrease) in cash and certificates
   of deposit                                                             6,334            (5,475)           7,111
Cash and certificates of deposit at beginning
   of year                                                                4,486             9,961            2,850
                                                                 ----------------------------------------------------
Cash and certificates of deposit at end of
   year                                                              $   10,820        $    4,486       $    9,961
                                                                 ====================================================

                     Security Benefit Life Insurance Company

                                                                               YEAR ENDED DECEMBER 31
                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
SUPPLEMENTAL DISCLOSURES OF CASH
FLOW INFORMATION
Cash paid for federal income taxes                                   $    8,851        $    6,284       $    6,335
                                                                 ====================================================

SUPPLEMENTAL SCHEDULE OF NONCASH
INVESTING AND FINANCING ACTIVITIES
Conversion of mortgage loans to real
   estate owned                                                      $   2,350         $      673       $    1,269
                                                                 ====================================================

See accompanying notes.

                     Security Benefit Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1994

1.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department, which practices presently are regarded as generally accepted accounting principles for mutual life insurance companies.

In April 1993,  the  Financial  Accounting  Standards  Board (FASB)  issued FASB
Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." Under this Interpretation, financial statements of mutual life insurance companies prepared on the basis of statutory accounting principles no longer will be considered to be prepared in conformity with generally accepted accounting principles. In January 1995, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and the American Institute of Certified Public Accountants issued its Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which define generally accepted accounting principles for mutual life insurance enterprises. Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1 are concurrently effective for fiscal years beginning after December 15, 1995.

Security Benefit Life Insurance Company (the Company) has not yet determined whether it will continue to file statutory financial statements with the Securities and Exchange Commission as currently permitted by Regulation S-X, Rule 7-02(b) or file financial statements prepared in accordance with all applicable authoritative accounting pronouncements that define generally accepted accounting principles for all enterprises. Because the Company has not yet determined which action it will take to comply with FASB Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1, it is unable at this time to assess the impact of such compliance on its financial statements.

INVESTMENTS

Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC).

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fixed maturities are reported at cost, adjusted for amortization of discount or premium using the effective interest method. For mortgage-backed fixed maturities, anticipated prepayments are considered when determining the amortization of discount or premium. Preferred stocks in good standing are carried at cost. Bonds and preferred stocks not in good standing are carried at market value. Common stocks are valued at market except investments in stocks of unconsolidated subsidiaries, which are carried at cost adjusted to reflect subsequent operating results. Home Office property (including the portion reported as investment real estate) is reported at 1989 appraised value less accumulated depreciation as permitted by the Kansas Insurance Department. As of December 31, 1994, this permitted practice increased statutory surplus by $4.2 million. Investment real estate or property acquired in satisfaction of debt is reported at the lower of depreciated cost, less encumbrances, or estimated market value. Other investments are reported on the equity basis. Policy loans are stated at the aggregate unpaid balance. Mortgage loans on real estate are carried at the aggregate unpaid balance adjusted for any unamortized discount or premium.

Investment reserve represents the Asset Valuation Reserve (AVR). The AVR is computed in accordance with the formula prescribed by the NAIC and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

Realized gains and losses are determined on a specific identification basis and are reported in income net of related federal income tax. Beginning in 1992, under a formula prescribed by the NAIC, the Company reported an Interest Maintenance Reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The investment in Security Benefit Group, Inc. (SBG), a wholly-owned subsidiary, is reported on an equity basis, as permitted by the Kansas Insurance Department. Changes in SBG's equity are reflected as unrealized gains (losses) on investments and are accounted for through surplus and investment reserves as described above. Dividends received from SBG are recorded as investment income when received.

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RESERVES FOR LIFE AND ANNUITY POLICIES

The reserves for life and annuity policies are developed by actuarial methods, and the life reserves are established and maintained on the basis of published mortality tables. Life and annuity reserves are computed using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

For life policies, the 1941, 1958 and 1980 CSO mortality tables have been used principally, and interest assumptions range from 2% to 5 1/2%. For annuity contracts, the PAT, 1971 IAM and 1983a mortality tables have been used principally, and interest assumptions range from 2 1/2% to 11 1/2%.

RECOGNITION OF PREMIUM REVENUES AND ACQUISITION COSTS

For life and annuity contracts, premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash and certificates of deposits, short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

       Investment securities: The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

                     Security Benefit Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Mortgage loans and policy loans: The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

       Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

RECLASSIFICATIONS

Certain balances in the accompanying financial statements have been reclassified to conform with the 1994 presentation.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses and estimated fair values of the Company's portfolio of fixed maturities at December 31, 1994 and 1993 is as follows:

                                                                            DECEMBER 31, 1994
                                                      ---------------------------------------------------------------
                                                                          GROSS           GROSS
                                                        AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                           COST           GAINS           LOSSES          VALUE
                                                      ---------------------------------------------------------------
                                                                              (In Thousands)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies             $   10,490        $   55         $    622       $    9,923
Obligations of states and political subdivisions            21,147             -            2,615           18,532
Corporate securities                                       773,714         1,809           64,494          711,029
Mortgage-backed securities                               1,355,199           200          107,843        1,247,556
                                                      ---------------------------------------------------------------
Totals                                                  $2,160,550        $2,064         $175,574       $1,987,040
                                                      ===============================================================

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

                                                                            DECEMBER 31, 1993
                                                      ---------------------------------------------------------------
                                                                          GROSS           GROSS
                                                        AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                                           COST           GAINS           LOSSES          VALUE
                                                      ---------------------------------------------------------------
                                                                              (In Thousands)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies             $   12,491       $   221          $   94        $   12,618
Obligations of states and political subdivisions            21,453            41             366            21,128
Corporate securities                                       622,763        21,182           4,001           639,944
Mortgage-backed securities                               1,370,177        34,043           5,357         1,398,863
                                                      ---------------------------------------------------------------
Totals                                                  $2,026,884       $55,487          $9,818        $2,072,553
                                                      ===============================================================

The amortized cost and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               AMORTIZED           FAIR
                                                 COST             VALUE
                                          ----------------------------------
                                                   (In Thousands)

   Due in one year or less                    $       37       $       37
   Due after one year through five years         172,701          167,396
   Due after five years through 10 years         188,972          174,987
   Due after 10 years                            443,641          397,064
                                          ----------------------------------
                                                 805,351          739,484
   Mortgage-backed securities                  1,355,199        1,247,556
                                          ----------------------------------
                                              $2,160,550       $1,987,040
                                          ==================================

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

The cost and the estimated fair values of the Company's equity securities at December 31, 1994 and 1993 are as follows:

                                                                    DECEMBER 31, 1994
                                      -------------------------------------------------------------------------------
                                                               GROSS                 GROSS
                                            COST            UNREALIZED             UNREALIZED            FAIR
                                           AMOUNT              GAINS                 LOSSES              VALUE
                                      -------------------------------------------------------------------------------
                                                                      (In Thousands)
Preferred stock                              $5,979             $  568                $  124             $ 6,423
Common stock                                  2,509                599                    37               3,071
                                      -------------------------------------------------------------------------------
                                             $8,488             $1,167                $  161             $ 9,494
                                      ===============================================================================

                                                                    DECEMBER 31, 1993
                                      -------------------------------------------------------------------------------
                                                               GROSS                 GROSS
                                            COST            UNREALIZED             UNREALIZED            FAIR
                                           AMOUNT              GAINS                 LOSSES              VALUE
                                      -------------------------------------------------------------------------------
                                                                      (In Thousands)
Preferred stock                              $4,950             $  836                $    -             $ 5,786
Common stock                                  2,802              2,484                 1,007               4,279
                                      -------------------------------------------------------------------------------
                                             $7,752             $3,320                $1,007             $10,065
                                      ===============================================================================


The carrying amounts and the estimated fair values of the Company's investment in mortgage loans and policy loans at December 31, 1994 and 1993 are as follows:

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Mortgage loans                                       $90,509         $88,894             $80,104         $82,370
Policy loans                                          92,130          91,492              86,551          85,325

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

Proceeds from sales of fixed maturities and related realized gains and losses, including valuation adjustments, are as follows:

                                                       1994               1993                1992
                                                 ---------------------------------------------------------
                                                                      (In Thousands)
          Proceeds from sales                         $119,773           $891,044           $677,781
          Gross realized gains                           4,966             35,955             21,974
          Gross realized losses                          4,813             21,375             26,631

The composition of the Company's portfolio of fixed maturity securities by quality rating at December 31, 1994 is as follows:

                  QUALITY RATING                                AMOUNT               %
                  ----------------------------               ---------------------------------
                                                                      (In Thousands)
                  AAA                                             $1,327,192           61%
                  AA                                                  78,462            4
                  A                                                  329,517           15
                  BBB                                                287,502           13
                  Noninvestment grade                                137,877            7
                                                             ---------------------------------
                                                                  $2,160,550          100%
                                                             =================================

The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 26 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1994 being in the states of Kansas (31%) and Texas (16%).

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Interest on fixed maturities                                        $ 151,688         $ 150,930        $ 154,105
Interest on mortgage loans                                              7,552             7,835            8,708
Real estate income                                                      3,563             3,451            3,441
Interest on policy loans                                                5,446             5,174            5,030
Dividends on equity securities                                            708               566            1,135
Dividends from subsidiary (Note 5)                                      5,200             8,300            4,800
Other                                                                   5,149             2,139            2,913
                                                                 ----------------------------------------------------
Total investment income                                               179,306           178,395          180,132

Investment expenses                                                     5,915             5,516            5,575
                                                                 ----------------------------------------------------
Net investment income                                               $ 173,391         $ 172,879        $ 174,557
                                                                 ====================================================

The Company did not hold any investments that individually exceeded 10% of surplus at December 31, 1994 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

Realized gains (losses) consist of the following:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Fixed maturities                                                      $   153           $14,580          $(4,657)
Equity Securities                                                         (62)           (5,179)             247
Other                                                                  (2,401)           (1,934)            (606)
                                                                 ----------------------------------------------------
Total realized gains (losses)                                          (2,310)            7,467           (5,016)

Income tax expense (benefit)                                           (3,593)            1,937             (747)
                                                                 ----------------------------------------------------
                                                                        1,283             5,530           (4,269)

Transferred to interest maintenance
   reserve, net of tax                                                 (2,405)           (8,810)           1,433
                                                                 ----------------------------------------------------
                                                                      $(1,122)          $(3,280)         $(2,836)
                                                                 ====================================================

                     Security Benefit Life Insurance Company

2.  INVESTMENTS (CONTINUED)

The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest earning assets and interest bearing liabilities that mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments. Interest rate futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument.

If a financial futures contract that is used to manage interest rate risk is terminated early or results in a single payment based on the change in value of an underlying asset, any resulting gain or loss is deferred and amortized as an adjustment to yield of the designated asset over its remaining life. Deferred gains totaling $1.8 million at December 31, 1994, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to interest income.

3.  SEPARATE ACCOUNT TRANSACTIONS

The separate accounts are established in conformity with Kansas Insurance Laws and are not chargeable with liabilities that arise from any other business of the Company. Premiums designated for investment in the separate accounts are included in income with corresponding liability increases included in benefits. Separate account reserves are treated as miscellaneous reserves with the corresponding change reflected in operations as permitted by the Kansas Insurance Department. This permitted practice does not have any effect on the surplus of the Company. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheet. Assets held in the separate accounts are carried at quoted market values, or where quoted market values are not available, at fair market value as determined by Security Management Company, a wholly-owned subsidiary of SBG, and the investment manager for the separate account assets. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

                     Security Benefit Life Insurance Company

3.  SEPARATE ACCOUNT TRANSACTIONS (CONTINUED)

The  statement  of   operations   includes  the   following   separate   account
transactions, which have no effect on net income:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Annuity considerations and deposits                                   $256,061          $235,624         $191,450
                                                                 ====================================================

Benefits:
   Benefits and other charges                                         $ 83,933          $ 52,283         $ 33,947
   Net transfers to separate accounts                                  172,128           183,341          157,503
                                                                 ----------------------------------------------------
                                                                      $256,061          $235,624         $191,450
                                                                 ====================================================

4.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's average compensation during the last five years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law.

The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions." Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary cost. Pension cost allocated to the Company for 1994, 1993 and 1992 was $218,000, $139,000 and $78,000, respectively.

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Separate information disaggregated by sponsoring employer company is not available on the components of the net pension cost or on the funded status of the plan. Pension cost for the total plan for 1994, 1993 and 1992 is summarized as follows:

                                                        1994                1993               1992
                                                  ---------------------------------------------------------
                                                                       (In Thousands)
          Service cost                                  $ 679              $ 571               $ 480
          Interest cost                                   535                483                 453
          Actual return on plan assets                    310               (966)               (567)
          Net amortization and deferral                  (949)               277                (172)
                                                  ---------------------------------------------------------
          Net pension cost                              $ 575              $ 365               $ 194
                                                  =========================================================

The funded status of the total plan as of December 31, 1994 and 1993 was as follows:

                                                                                            DECEMBER 31
                                                                                        1994               1993
                                                                                ------------------------------------
                                                                                          (In Thousands)
Actuarial present value of benefit obligations:
   Vested benefit obligation                                                         $(4,589)           $(3,838)
   Non-vested benefit obligation                                                        (157)              (292)
                                                                                ------------------------------------
   Accumulated benefit obligation                                                     (4,746)            (4,130)
   Excess of projected benefit obligation over
     accumulated benefit obligation                                                   (2,405)            (3,108)
                                                                                ------------------------------------
   Projected benefit obligation                                                       (7,151)            (7,238)
Plan assets at fair market value                                                       6,514              6,775
                                                                                ------------------------------------
Plan assets less than projected benefit obligation                                      (637)              (463)

Unrecognized net loss                                                                  1,971              2,228
Unrecognized prior service cost                                                          815                640
Unrecognized net asset established at the date
   of initial application                                                             (2,209)            (2,394)
                                                                                ------------------------------------
Net prepaid (accrued) pension expense                                                $   (60)           $    11
                                                                                ====================================

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Assumptions were as follows:

                                                  1994      1993      1992
                                              -------------------------------

Weighted average discount rate                    8.5%      7.5%      8.5%
Weighted average compensation rate for
   participants age 45 and older                  4.5       4.5       6.0
Weighted average expected long-term return
   on plan assets                                 9.0       9.0       9.5

Salary increase rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1994. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company and certain of its affiliates provide certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features, such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company and its affiliates' portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

In 1993, the Company adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," electing the cumulative method. The effect of adopting the new rules was a one-time charge of $1,735,000, net of a $1,103,000 tax benefit. The net periodic cost is allocated among the Company and its affiliates based on the number of eligible employees. The net periodic cost allocated to the Company was $171,000 and $166,000 for 1994 and 1993, respectively. Postretirement benefit costs of $89,000 for 1992 were recorded on a cash basis and have not been restated.

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Separate information disaggregated by sponsoring employer company is not available on the components of the net retiree medical care and life insurance costs or on the funded status of the plan. Retiree medical care and life insurance costs for the total plan for 1994 and 1993 are summarized as follows:

                                                1994              1993
                                        ------------------------------------
                                                  (In Thousands)

          Service cost                          $116              $118
          Interest cost                          275               233
                                        ------------------------------------
                                                $391              $351
                                        ====================================

The funded status of the total plan as of December 31, 1994 and 1993 was as follows:

                                                                                        DECEMBER 31
                                                                                1994                   1993
                                                                       ----------------------------------------------
                                                                                      (In Thousands)
Accumulated postretirement benefit obligation:
   Retirees                                                                    $(2,418)               $(2,144)
Active participants:
   Retirement eligible                                                            (620)                  (384)
   Others                                                                         (706)                  (737)
                                                                       ----------------------------------------------
                                                                                (3,744)                (3,265)

Unrecognized net (gain) loss                                                       (30)                   253
                                                                       ----------------------------------------------
Accrued postretirement benefit cost                                            $(3,774)               $(3,012)
                                                                       ==============================================

The annual assumed rate of increase in the per capita cost of covered benefits is 12% for 1994 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1994 by $209,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1994 by $58,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 8.5% and 7.5% at December 31, 1994 and 1993, respectively.

                     Security Benefit Life Insurance Company

4.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $371,000, $463,000 and $426,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

5.  RELATED PARTIES

SBG provides certain management and administrative services to the Company. During 1994, 1993 and 1992, the Company incurred $16,852,000, $14,729,000 and
$12,795,000, respectively, for such services. The Company leases certain office space to SBG for which rent income of $1,133,000, $1,133,000 and $1,062,000 was recorded in 1994, 1993 and 1992. Additionally, in 1994, 1993 and 1992, the Company paid commissions of $2,700,000, $2,985,000 and $2,476,000, respectively, to Security Distributors, Inc., a wholly-owned subsidiary of SBG.

At December 31, 1994 and 1993, the Company's  investment in SBG was  $21,028,000
and   $21,013,000,   respectively.   The  Company  recorded  cash  dividends  of
$5,200,000, $8,300,000 and $4,800,000 from SBG during 1994, 1993 and 1992.

Condensed financial information related to SBG is as follows:

                                                                                1994                   1993
                                                                       ----------------------------------------------
                                                                                      (In Thousands)
Cash and investments                                                            $19,456                 $24,753
Property and equipment                                                            8,736                   7,888
Other assets                                                                      7,991                   4,867
                                                                       ----------------------------------------------
                                                                                $36,183                 $37,508
                                                                       ==============================================

Accounts payable and other liabilities                                          $15,155                 $16,495
Stockholder's equity                                                             21,028                  21,013
                                                                       ----------------------------------------------
                                                                                $36,183                 $37,508
                                                                       ==============================================

                     Security Benefit Life Insurance Company

5.  RELATED PARTIES (CONTINUED)

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Revenues:
   Management fees                                                      $16,852           $14,729          $12,795
   Mutual fund fees                                                      22,608            21,352           20,296
   Other (including in 1993 a gain
     from sale of management rights)                                      2,373             7,287            1,720
                                                                 ----------------------------------------------------
                                                                         41,833            43,368           34,811

General, administrative and other expenses                               32,940            30,080           27,080
Income taxes                                                              3,430             5,233            3,111
Cumulative effect of SFAS No. 106                                             -             1,735                -
                                                                 ----------------------------------------------------
Net income                                                              $ 5,463           $ 6,320          $ 4,620
                                                                 ====================================================

6.  REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. The Company's maximum retention on any one life is $500,000. Risks are reinsured with other companies to permit recovery of a portion of direct losses.

Principal reinsurance transactions are summarized as follows:

                                                                       1994             1993              1992
                                                                 ----------------------------------------------------
                                                                                   (In Thousands)
Reinsurance assumed:

   Premiums received                                                 $    1,276        $    1,359         $    579
                                                                 ====================================================
   Commissions paid                                                  $      239        $       96         $    205
                                                                 ====================================================
   Claims paid                                                       $    1,469        $    7,290         $  1,621
                                                                 ====================================================

Reinsurance ceded:

   Premiums paid                                                     $   12,018        $    4,194         $  3,739
                                                                 ====================================================
   Commissions received                                              $    1,443        $      148         $    165
                                                                 ====================================================
   Claim recoveries                                                  $    2,485        $    2,231         $  3,205
                                                                 ====================================================

Reinsurance in force (at December 31):

   Assumed policies                                                  $   30,814        $   39,730         $ 18,515
                                                                 ====================================================
   Ceded policies                                                    $1,150,828        $1,081,591         $999,558
                                                                 ====================================================

                     Security Benefit Life Insurance Company

6.  REINSURANCE (CONTINUED)

The liabilities for policy reserves and policy and contract claims include the following amounts for reinsurance assumed: $120,000 and $3,187,000 at December 31, 1994 and $132,000 and $6,145,000 at December 31, 1993.

The ceding of insurance through reinsurance agreements does not discharge the primary liability of the original underwriters to the insured. However, statutory accounting practices treat risks that have been reinsured, to the extent of reinsurance, as though they were not risks for which the original insurer is liable. Therefore, in financial statement presentations, policy reserves and policy and contract claim liabilities are presented net of that portion of risk reinsured. Accordingly, policy reserves and policy and contract claim liabilities have been shown net of reinsurance credits of $11,048,000 and $459,000 at December 31, 1994 and $4,157,000 and $474,000 at December 31, 1993.

Effective December 31, 1994, the Company transferred through a 100% coinsurance agreement, a block of limited payment whole life insurance business that had aggregate claim and policy reserves of $7.5 million. The Company recorded a gain of $1.3 million which represented the initial ceding commission.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1994, the Company believes adequate provision has been made for such losses.

                     Security Benefit Life Insurance Company

7.  INVESTMENT-TYPE INSURANCE CONTRACTS

The carrying amounts and the fair values of the Company's liabilities for investment-type insurance contracts (included with policy reserves in the balance sheet) at December 31, 1994 and 1993 are as follows:

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Supplementary contracts
   without life contingencies                       $   41,239        $   39,771        $   38,322       $   37,780
Individual and group annuities                       1,828,753         1,690,693         1,711,440        1,586,182
                                                ---------------------------------   ---------------------------------
                                                    $1,869,992        $1,730,464        $1,749,762       $1,623,962

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

8.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return with SBG. Income taxes are allocated to the Company on the basis of its filing a separate tax return. The Company is taxed at usual corporate rates as defined by the applicable income tax laws for mutual life insurance companies. These laws provide for differences in the recognition of certain income and expenses, and provide for deductions that may result in a provision for income taxes that does not have the customary relationship of taxes to income. The capitalization of acquisition expenses required by the Revenue Reconciliation Act of 1990 increased the Company's effective tax rate for the year ended December 31, 1992, but this was offset by the dividends received deduction and policy and contract reserve changes. The principal item reducing the Company's effective rate in subsequent years is the dividends received deduction.

                     Security Benefit Life Insurance Company

8.  INCOME TAXES (CONTINUED)

During the year ended December 31, 1993, the Company began establishing deferred income taxes on its tax-basis deferred policy acquisition costs. Prior to this time, no deferred income taxes had been established on any difference between the financial statement and income tax bases of assets and liabilities and, at December 31, 1994, this remains the only item to which deferred income tax accounting has been applied. The Company's policy is to nonadmit any resulting deferred tax asset; accordingly, this practice has no impact on capital and surplus. The cumulative effect of adopting this change as of January 1, 1993 amounted to $3,464,000 and was reflected as a nonadmitted asset at that time. Prior year financial statements have not been restated to reflect the new accounting method. The effect of the new method was to decrease income tax expense by $927,000 and $1,444,000 for the years ended December 31, 1994 and 1993.

9.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                     Security Benefit Life Insurance Company

9.  CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                       DECEMBER 31, 1994                   DECEMBER 31, 1993
                                                ---------------------------------   ---------------------------------
                                                   CARRYING           FAIR             CARRYING           FAIR
                                                    AMOUNT            VALUE             AMOUNT            VALUE
                                                ---------------------------------   ---------------------------------
                                                                           (In Thousands)
Fixed maturities (Note 2)                          $2,160,550        $1,987,040         $2,026,884       $2,072,553
Equity securities (Note 2)                              9,050             9,494              9,229           10,065
Mortgage loans                                         90,509            88,894             80,104           82,370
Policy loans                                           92,130            91,492             86,651           85,325
Short-term investments                                 50,406            50,406             29,602           29,602
Cash and certificates of deposit                       10,820            10,820              4,486            4,486
Investment income due and accrued                      25,857            25,857             25,280           25,280
Futures contracts                                           -               240                  -                -

Investment type:
   Insurance contracts (Note 7)                     1,869,992         1,730,464          1,749,762        1,623,962

10.  BUSINESS DISPOSITION

Security Management Company (SMC), a wholly-owned subsidiary of SBG, a wholly-owned subsidiary of the Company, entered into an agreement with Fidelity Management & Research Company (FMR) in connection with the acquisition of Security Action Fund by a fund managed by FMR. Pursuant to its agreement with FMR, SMC agreed to provide various consulting and other services to FMR in connection with and following the acquisition and to forgo competition in this market for one year.

On March 26, 1993, the transaction closed and FMR paid SMC $5.1 million in cash at the time of closing with the remaining $1.3 million of proceeds paid in March 1994. SMC realized a pretax gain of $5.8 million in 1993 after deducting certain costs associated with the transaction.

11.  COMMITMENTS AND CONTINGENCIES

The Company has a $10 million line of credit facility from a bank. Any borrowings in connection with this facility bear interest at 1/4% over the prime rate. At December 31, 1994, there were no borrowings outstanding under this facility.

                     Security Benefit Life Insurance Company

11.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Open investment funding commitments at December 31, 1994 and 1993 equal $1.2 million and $16.4 million, respectively.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company records these assessments on a cash basis and has paid $2,270,000, $2,077,000 and $1,259,000 for the years ended December 31, 1994,
1993 and 1992, respectively. The ultimate amounts or the ultimate effect of any such increased assessments or voluntary payments on the Company's financial position and results of operations are not currently determinable. The accompanying financial statements do not include any provision for any such potential assessments.

12.  SUBSEQUENT EVENTS

Effective January 2, 1995, the Company acquired from Pioneer National Life Insurance Company (Pioneer), a wholly-owned subsidiary of Pioneer National Corporation (PNC), a wholly-owned subsidiary of SBG, substantially all of Pioneer's life insurance business by assuming liability for the business through an assumption reinsurance agreement. Concurrent with the assumption reinsurance agreement, the Company entered into a 100% coinsurance agreement with Pioneer reinsuring the remaining business. The Company did not recognize any gain or loss on the above transactions. The Company received $2.7 million of assets as consideration for the liabilities assumed by the Company in the assumption reinsurance and coinsurance agreement.

Pursuant  to an  Agreement  and Plan of Merger,  Pioneer  merged  with the First
Security Benefit Life Insurance and Annuity Company of New York (FSBL), a wholly-owned subsidiary of Security Benefit Group, Inc. FSBL (the surviving corporation) will be in the business of transacting life insurance in the state of New York.

On February 8, 1995, the Company purchased 200,000 shares of common stock of FSBL, at a par value of $10 per share ($2,000,000). Concurrent with this transaction, the Company (the sole shareholder) contributed $4,000,000 to FSBL to meet the minimum capital requirements of New York. The Company will contribute the common stock of FSBL to its downstream holding company, Security Benefit Group, Inc.